UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03101

Calvert Management Series

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Suite 200, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Calvert Floating-Rate Advantage Fund

Class A CFOAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Floating-Rate Advantage Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$292	2.85%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index℠ (the Index):

↓ The Fund experienced significant outflows during the period, and the resulting need to increase cash detracted from Index-relative performance

↓ Loan selection within the professional services, health care providers & services, and machinery industries detracted from Index-relative returns

↓ Selection within B-rated loans generally weighed on Index-relative performance

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the interest income of loans held in the Fund’s underlying portfolio

↑ Loan selection within the automobile components, beverages, chemicals, and IT services industries aided Index-relative performance

↑ An underweight exposure to CCC-rated loans helped Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/17	$10,000	$10,000	$10,000
11/17	$9,669	$9,985	$10,048
12/17	$9,699	$10,029	$10,088
1/18	$9,773	$9,932	$10,185
2/18	$9,786	$9,838	$10,205
3/18	$9,804	$9,888	$10,234
4/18	$9,847	$9,822	$10,277
5/18	$9,844	$9,875	$10,294
6/18	$9,837	$9,861	$10,306
7/18	$9,900	$9,882	$10,382
8/18	$9,929	$9,930	$10,424
9/18	$9,989	$9,888	$10,495
10/18	$9,973	$9,805	$10,492
11/18	$9,871	$9,849	$10,397
12/18	$9,557	$10,003	$10,133
1/19	$9,842	$10,141	$10,391
2/19	$10,013	$10,152	$10,556
3/19	$9,970	$10,336	$10,538
4/19	$10,133	$10,350	$10,712
5/19	$10,084	$10,509	$10,689
6/19	$10,104	$10,657	$10,714
7/19	$10,189	$10,689	$10,800
8/19	$10,179	$10,931	$10,771
9/19	$10,231	$10,884	$10,821
10/19	$10,200	$10,919	$10,772
11/19	$10,248	$10,917	$10,835
12/19	$10,427	$10,933	$11,008
1/20	$10,475	$11,129	$11,070
2/20	$10,317	$11,296	$10,924
3/20	$9,121	$11,075	$9,572
4/20	$9,419	$11,297	$10,003
5/20	$9,745	$11,402	$10,383
6/20	$9,787	$11,497	$10,501
7/20	$9,993	$11,699	$10,707
8/20	$10,114	$11,632	$10,867
9/20	$10,124	$11,611	$10,935
10/20	$10,126	$11,570	$10,958
11/20	$10,360	$11,720	$11,202
12/20	$10,471	$11,761	$11,352
1/21	$10,582	$11,687	$11,487
2/21	$10,623	$11,536	$11,555
3/21	$10,601	$11,402	$11,554
4/21	$10,641	$11,498	$11,614
5/21	$10,697	$11,542	$11,681
6/21	$10,730	$11,626	$11,725
7/21	$10,719	$11,743	$11,723
8/21	$10,776	$11,735	$11,779
9/21	$10,831	$11,635	$11,854
10/21	$10,853	$11,625	$11,886
11/21	$10,817	$11,639	$11,867
12/21	$10,899	$11,631	$11,943
1/22	$10,897	$11,376	$11,986
2/22	$10,838	$11,221	$11,925
3/22	$10,818	$10,920	$11,930
4/22	$10,810	$10,513	$11,956
5/22	$10,489	$10,571	$11,650
6/22	$10,144	$10,359	$11,398
7/22	$10,450	$10,620	$11,641
8/22	$10,599	$10,344	$11,817
9/22	$10,250	$9,898	$11,548
10/22	$10,358	$9,790	$11,663
11/22	$10,503	$10,155	$11,802
12/22	$10,514	$10,120	$11,851
1/23	$10,844	$10,434	$12,167
2/23	$10,917	$10,178	$12,237
3/23	$10,921	$10,416	$12,233
4/23	$11,036	$10,480	$12,362
5/23	$10,969	$10,371	$12,339
6/23	$11,243	$10,355	$12,619
7/23	$11,413	$10,366	$12,781
8/23	$11,528	$10,303	$12,931
9/23	$11,583	$10,057	$13,055
10/23	$11,529	$9,906	$13,053
11/23	$11,710	$10,352	$13,212
12/23	$11,929	$10,745	$13,429
1/24	$12,019	$10,719	$13,520
2/24	$12,118	$10,591	$13,643
3/24	$12,227	$10,695	$13,759
4/24	$12,290	$10,445	$13,842
5/24	$12,393	$10,618	$13,972
6/24	$12,425	$10,715	$14,021
7/24	$12,515	$10,958	$14,116
8/24	$12,588	$11,119	$14,206
9/24	$12,676	$11,272	$14,307
10/24	$12,777	$11,016	$14,431
11/24	$12,901	$11,132	$14,550
12/24	$12,954	$10,964	$14,632
1/25	$13,032	$11,030	$14,733
2/25	$13,031	$11,258	$14,749
3/25	$12,951	$11,255	$14,703
4/25	$12,811	$11,295	$14,695
5/25	$13,024	$11,238	$14,923
6/25	$13,099	$11,413	$15,043
7/25	$13,186	$11,397	$15,175
8/25	$13,259	$11,533	$15,242
9/25	$13,293	$11,665	$15,309

Average Annual Total Returns (%)

Fund	1 Year	5 Years	Since 10/10/17 (Inception)
Class A	4.91%	5.60%	4.07%
Class A with 3.25% Maximum Sales Charge	1.51%	4.91%	3.63%
Bloomberg U.S. Universal Index	3.40%	0.08%	1.95%
Morningstar®LSTA® US Leveraged Loan Index℠	7.00%	6.96%	5.48%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$44,333,944
# of Portfolio Holdings	195
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$243,854

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Corporate Bonds	2.5%
Short-Term Investments	13.2%
Senior Floating-Rate Loans	83.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

BBB
7.3%
BB
28.8%
B
59.2%
CCC or Lower
3.0%
Not Rated
1.7%

Value	Value
Not Rated	1.7%
CCC or Lower	3.0%
B	59.2%
BB	28.8%
BBB	7.3%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”). Ratings range from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CFOAX-TSR-AR

Calvert Floating-Rate Advantage Fund

Class I CFOIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Floating-Rate Advantage Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$263	2.56%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index℠ (the Index):

↓ The Fund experienced significant outflows during the period, and the resulting need to increase cash detracted from Index-relative performance

↓ Loan selection within the professional services, health care providers & services, and machinery industries detracted from Index-relative returns

↓ Selection within B-rated loans generally weighed on Index-relative performance

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the interest income of loans held in the Fund’s underlying portfolio

↑ Loan selection within the automobile components, beverages, chemicals, and IT services industries aided Index-relative performance

↑ An underweight exposure to CCC-rated loans helped Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/17	$1,000,000	$1,000,000	$1,000,000
12/17	$1,003,334	$1,002,889	$1,008,816
3/18	$1,014,197	$988,782	$1,023,423
6/18	$1,017,181	$986,108	$1,030,572
9/18	$1,034,714	$988,785	$1,049,520
12/18	$990,714	$1,000,333	$1,013,269
3/19	$1,034,128	$1,033,564	$1,053,770
6/19	$1,047,600	$1,065,729	$1,071,440
9/19	$1,061,463	$1,088,352	$1,082,086
12/19	$1,083,324	$1,093,277	$1,100,834
3/20	$947,115	$1,107,498	$957,229
6/20	$1,016,978	$1,149,748	$1,050,106
9/20	$1,052,638	$1,161,102	$1,093,541
12/20	$1,089,425	$1,176,097	$1,135,230
3/21	$1,103,664	$1,140,199	$1,155,449
6/21	$1,117,761	$1,162,587	$1,172,460
9/21	$1,128,981	$1,163,456	$1,185,440
12/21	$1,136,719	$1,163,124	$1,194,289
3/22	$1,129,010	$1,092,009	$1,193,047
6/22	$1,059,196	$1,035,941	$1,139,813
9/22	$1,070,917	$989,814	$1,154,783
12/22	$1,099,199	$1,012,006	$1,185,079
3/23	$1,142,466	$1,041,637	$1,223,324
6/23	$1,176,834	$1,035,523	$1,261,857
9/23	$1,213,289	$1,005,742	$1,305,495
12/23	$1,250,297	$1,074,480	$1,342,947
3/24	$1,280,886	$1,069,456	$1,375,929
6/24	$1,303,865	$1,071,484	$1,402,086
9/24	$1,331,011	$1,127,186	$1,430,739
12/24	$1,361,057	$1,096,385	$1,463,207
3/25	$1,361,583	$1,125,529	$1,470,254
6/25	$1,377,893	$1,141,283	$1,504,293
9/25	$1,399,750	$1,166,546	$1,530,904

Average Annual Total Returns (%)

Fund	1 Year	5 Years	Since 10/10/17 (Inception)
Class I	5.16%	5.86%	4.31%
Bloomberg U.S. Universal Index	3.40%	0.08%	1.95%
Morningstar®LSTA® US Leveraged Loan Index℠	7.00%	6.96%	5.48%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$44,333,944
# of Portfolio Holdings	195
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$243,854

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Corporate Bonds	2.5%
Short-Term Investments	13.2%
Senior Floating-Rate Loans	83.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	1.7%
CCC or Lower	3.0%
B	59.2%
BB	28.8%
BBB	7.3%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”). Ratings range from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CFOIX-TSR-AR

Calvert Floating-Rate Advantage Fund

Class R6 CFORX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Floating-Rate Advantage Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$256	2.50%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index℠ (the Index):

↓ The Fund experienced significant outflows during the period, and the resulting need to increase cash detracted from Index-relative performance

↓ Loan selection within the professional services, health care providers & services, and machinery industries detracted from Index-relative returns

↓ Selection within B-rated loans generally weighed on Index-relative performance

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the interest income of loans held in the Fund’s underlying portfolio

↑ Loan selection within the automobile components, beverages, chemicals, and IT services industries aided Index-relative performance

↑ An underweight exposure to CCC-rated loans helped Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/17	$5,000,000	$5,000,000	$5,000,000
11/17	$4,995,499	$4,992,434	$5,024,180
12/17	$5,012,261	$5,014,443	$5,044,078
1/18	$5,056,611	$4,966,189	$5,092,626
2/18	$5,056,617	$4,919,099	$5,102,738
3/18	$5,071,476	$4,943,910	$5,117,117
4/18	$5,094,882	$4,910,922	$5,138,261
5/18	$5,093,904	$4,937,703	$5,146,923
6/18	$5,085,914	$4,930,542	$5,152,859
7/18	$5,119,201	$4,940,861	$5,190,941
8/18	$5,140,570	$4,965,202	$5,211,768
9/18	$5,167,178	$4,943,927	$5,247,600
10/18	$5,165,195	$4,902,569	$5,245,971
11/18	$5,113,664	$4,924,618	$5,198,643
12/18	$4,946,804	$5,001,666	$5,066,346
1/19	$5,100,705	$5,070,629	$5,195,367
2/19	$5,184,741	$5,076,155	$5,278,062
3/19	$5,168,954	$5,167,819	$5,268,848
4/19	$5,249,291	$5,175,052	$5,355,869
5/19	$5,224,888	$5,254,327	$5,344,253
6/19	$5,236,518	$5,328,646	$5,357,201
7/19	$5,286,845	$5,344,507	$5,400,146
8/19	$5,277,687	$5,465,439	$5,385,304
9/19	$5,305,798	$5,441,760	$5,410,428
10/19	$5,290,632	$5,459,342	$5,386,090
11/19	$5,322,034	$5,458,251	$5,417,735
12/19	$5,415,037	$5,466,384	$5,504,170
1/20	$5,435,793	$5,564,494	$5,534,924
2/20	$5,354,871	$5,647,813	$5,461,776
3/20	$4,734,346	$5,537,491	$4,786,144
4/20	$4,890,099	$5,648,415	$5,001,601
5/20	$5,060,646	$5,701,170	$5,191,438
6/20	$5,083,637	$5,748,740	$5,250,529
7/20	$5,191,771	$5,849,722	$5,353,290
8/20	$5,255,612	$5,815,991	$5,433,250
9/20	$5,261,928	$5,805,509	$5,467,703
10/20	$5,264,291	$5,784,759	$5,478,824
11/20	$5,381,066	$5,860,246	$5,600,781
12/20	$5,445,867	$5,880,483	$5,676,148
1/21	$5,504,776	$5,843,521	$5,743,639
2/21	$5,527,288	$5,768,123	$5,777,390
3/21	$5,517,105	$5,700,997	$5,777,246
4/21	$5,539,078	$5,748,935	$5,806,935
5/21	$5,569,106	$5,770,864	$5,840,664
6/21	$5,587,610	$5,812,934	$5,862,298
7/21	$5,582,902	$5,871,303	$5,861,522
8/21	$5,613,774	$5,867,384	$5,889,357
9/21	$5,643,729	$5,817,279	$5,927,198
10/21	$5,650,136	$5,812,525	$5,943,000
11/21	$5,638,764	$5,819,546	$5,933,522
12/21	$5,676,459	$5,815,622	$5,971,443
1/22	$5,682,620	$5,688,119	$5,993,158
2/22	$5,653,095	$5,610,568	$5,962,384
3/22	$5,644,083	$5,460,043	$5,965,233
4/22	$5,634,984	$5,256,397	$5,978,179
5/22	$5,474,190	$5,285,319	$5,825,245
6/22	$5,295,106	$5,179,705	$5,699,064
7/22	$5,456,207	$5,309,933	$5,820,594
8/22	$5,528,338	$5,171,895	$5,908,492
9/22	$5,353,300	$4,949,070	$5,773,916
10/22	$5,410,673	$4,894,768	$5,831,292
11/22	$5,487,661	$5,077,276	$5,901,143
12/22	$5,494,752	$5,060,031	$5,925,396
1/23	$5,668,501	$5,216,995	$6,083,448
2/23	$5,707,510	$5,088,805	$6,118,540
3/23	$5,710,913	$5,208,185	$6,116,618
4/23	$5,765,618	$5,240,000	$6,180,950
5/23	$5,738,434	$5,185,673	$6,169,597
6/23	$5,882,654	$5,177,614	$6,309,286
7/23	$5,966,645	$5,182,762	$6,390,381
8/23	$6,034,785	$5,151,551	$6,465,252
9/23	$6,064,888	$5,028,712	$6,527,474
10/23	$6,037,702	$4,953,089	$6,526,289
11/23	$6,133,788	$5,176,002	$6,605,890
12/23	$6,249,879	$5,372,402	$6,714,735
1/24	$6,298,020	$5,359,545	$6,760,064
2/24	$6,351,264	$5,295,286	$6,821,530
3/24	$6,402,952	$5,347,278	$6,879,645
4/24	$6,444,343	$5,222,320	$6,921,037
5/24	$6,492,447	$5,308,887	$6,986,030
6/24	$6,517,892	$5,357,419	$7,010,431
7/24	$6,558,781	$5,479,020	$7,058,240
8/24	$6,605,840	$5,559,676	$7,103,022
9/24	$6,653,495	$5,635,930	$7,153,697
10/24	$6,707,757	$5,507,922	$7,215,253
11/24	$6,774,364	$5,565,991	$7,274,895
12/24	$6,803,695	$5,481,927	$7,316,035
1/25	$6,846,079	$5,514,961	$7,366,585
2/25	$6,846,545	$5,628,987	$7,374,379
3/25	$6,806,234	$5,627,643	$7,351,270
4/25	$6,733,525	$5,647,520	$7,347,328
5/25	$6,847,134	$5,618,877	$7,461,447
6/25	$6,887,039	$5,706,417	$7,521,463
7/25	$6,934,090	$5,698,271	$7,587,286
8/25	$6,974,033	$5,766,717	$7,621,203
9/25	$6,995,769	$5,832,732	$7,654,521

Average Annual Total Returns (%)

Fund	1 Year	5 Years	Since 10/10/17 (Inception)
Class R6	5.14%	5.86%	4.30%
Bloomberg U.S. Universal Index	3.40%	0.08%	1.95%
Morningstar®LSTA® US Leveraged Loan Index℠	7.00%	6.96%	5.48%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$44,333,944
# of Portfolio Holdings	195
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$243,854

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.7%
Corporate Bonds	2.5%
Short-Term Investments	13.2%
Senior Floating-Rate Loans	83.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	1.7%
CCC or Lower	3.0%
B	59.2%
BB	28.8%
BBB	7.3%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”). Ratings range from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2026 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CFORX-TSR-AR

Calvert Global Equity Fund

Class A CGLAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Global Equity Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$119	1.14%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index):

↓ IMCD, a Dutch specialty chemical formulation and distribution company, hurt as macroeconomic headwinds and political uncertainty are leading to a demand downcycle

↓ Danaher, a U.S. healthcare conglomerate, declined in value as the company faced challenges in the Chinese market and uncertainty in their bioproduction and life sciences segment

↓ Novo Nordisk, a Danish pharmaceuticals company, hampered returns due to weaker-than-expected performance from their new obesity drugs

↓ Among sectors, stock selections and an overweight position in health care, and stock selections in industrials hurt returns

↑ Alphabet, a U.S. technology giant, helped returns due to their artificial intelligence investment as well as a positive ruling in their anti-trust lawsuit

↑ Micron, a U.S.-based memory and storage solutions company, contributed to returns on the increase in demand for their memory solutions utilized by AI companies

↑ Taiwan Semiconductor Manufacturing Co., the global semiconductor manufacturer, increased in value on surging demand for high-end microchips powering AI applications

↑ Among sectors, stock selections within consumer staples and avoiding the real estate and energy sectors helped returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI World Index
12/15	$10,000	$10,000
1/16	$8,963	$9,450
2/16	$8,565	$9,379
3/16	$9,077	$10,016
4/16	$9,238	$10,174
5/16	$9,371	$10,231
6/16	$9,077	$10,117
7/16	$9,617	$10,544
8/16	$9,522	$10,553
9/16	$9,503	$10,609
10/16	$9,276	$10,404
11/16	$9,276	$10,553
12/16	$9,467	$10,806
1/17	$9,773	$11,067
2/17	$9,945	$11,374
3/17	$10,059	$11,495
4/17	$10,327	$11,665
5/17	$10,461	$11,912
6/17	$10,489	$11,957
7/17	$10,805	$12,244
8/17	$10,728	$12,261
9/17	$11,024	$12,536
10/17	$11,120	$12,773
11/17	$11,301	$13,050
12/17	$11,441	$13,226
1/18	$12,085	$13,925
2/18	$11,510	$13,348
3/18	$11,550	$13,057
4/18	$11,689	$13,207
5/18	$11,709	$13,290
6/18	$11,709	$13,283
7/18	$11,996	$13,698
8/18	$12,125	$13,868
9/18	$12,174	$13,945
10/18	$11,134	$12,921
11/18	$11,421	$13,068
12/18	$10,548	$12,074
1/19	$11,239	$13,013
2/19	$11,627	$13,405
3/19	$11,972	$13,581
4/19	$12,446	$14,062
5/19	$11,648	$13,251
6/19	$12,554	$14,124
7/19	$12,554	$14,194
8/19	$12,425	$13,904
9/19	$12,597	$14,200
10/19	$13,018	$14,561
11/19	$13,396	$14,967
12/19	$13,900	$15,415
1/20	$13,812	$15,321
2/20	$12,799	$14,026
3/20	$10,860	$12,170
4/20	$12,080	$13,499
5/20	$12,756	$14,151
6/20	$13,039	$14,526
7/20	$13,442	$15,221
8/20	$14,205	$16,238
9/20	$13,802	$15,677
10/20	$13,213	$15,197
11/20	$15,011	$17,140
12/20	$15,829	$17,866
1/21	$15,588	$17,689
2/21	$16,102	$18,142
3/21	$16,594	$18,746
4/21	$17,523	$19,618
5/21	$17,862	$19,901
6/21	$18,026	$20,197
7/21	$18,529	$20,559
8/21	$19,239	$21,071
9/21	$18,332	$20,196
10/21	$19,513	$21,340
11/21	$18,857	$20,872
12/21	$19,771	$21,764
1/22	$18,947	$20,613
2/22	$18,446	$20,091
3/22	$18,387	$20,643
4/22	$16,883	$18,928
5/22	$16,883	$18,942
6/22	$15,523	$17,301
7/22	$16,919	$18,675
8/22	$15,881	$17,894
9/22	$14,342	$16,231
10/22	$15,332	$17,396
11/22	$16,704	$18,606
12/22	$16,070	$17,816
1/23	$17,272	$19,076
2/23	$16,677	$18,618
3/23	$17,490	$19,193
4/23	$17,927	$19,530
5/23	$17,782	$19,335
6/23	$18,595	$20,504
7/23	$18,874	$21,193
8/23	$18,473	$20,687
9/23	$17,393	$19,794
10/23	$17,017	$19,220
11/23	$18,643	$21,022
12/23	$19,633	$22,054
1/24	$19,781	$22,318
2/24	$20,511	$23,265
3/24	$20,869	$24,012
4/24	$20,239	$23,120
5/24	$20,968	$24,153
6/24	$21,302	$24,644
7/24	$21,191	$25,078
8/24	$21,636	$25,741
9/24	$21,994	$26,213
10/24	$21,277	$25,693
11/24	$21,871	$26,872
12/24	$21,347	$26,171
1/25	$22,066	$27,095
2/25	$21,796	$26,900
3/25	$20,666	$25,702
4/25	$20,756	$25,931
5/25	$22,413	$27,466
6/25	$23,196	$28,651
7/25	$23,081	$29,020
8/25	$23,325	$29,777
9/25	$23,861	$30,734

Average Annual Total Returns (%)Footnote Reference1,Footnote Reference2

Fund	1 Year	5 Years	Since 12/17/15 (Inception)
Class A	8.44%	11.56%	9.88%
Class A with 5.25% Maximum Sales Charge	2.73%	10.36%	9.29%
MSCI World Index (net of foreign withholding taxes)	17.25%	14.40%	12.15%
Footnote	Description
Footnote[1]	Performance prior to September 16, 2023 is that of Eaton Vance Focused Global Opportunities Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023.
Footnote[2]	Class A performance prior to 12/14/21 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$10,304,931
# of Portfolio Holdings	44
Portfolio Turnover Rate	43%
Total Advisory Fees Paid (net of waiver)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

United States
54.5%
United Kingdom
9.9%
France
9.8%
Switzerland
6.5%
Netherlands
5.2%
Hong Kong
2.7%
Singapore
2.2%
Taiwan
2.1%
Germany
2.0%
India
1.8%
Other
3.3%

Value	Value
Other	3.3%
India	1.8%
Germany	2.0%
Taiwan	2.1%
Singapore	2.2%
Hong Kong	2.7%
Netherlands	5.2%
Switzerland	6.5%
France	9.8%
United Kingdom	9.9%
United States	54.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	6.9%
Alphabet, Inc., Class A	5.7%
Amazon.com, Inc.	5.3%
NVIDIA Corp.	4.6%
ASML Holding NV	3.6%
Nestle SA	3.2%
Compass Group PLC	2.8%
AIA Group Ltd.	2.7%
Reckitt Benckiser Group PLC	2.6%
Visa, Inc., Class A	2.5%
Total	39.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CGLAX-TSR-AR

Calvert Global Equity Fund

Class I CGLIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Global Equity Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$94	0.90%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index):

↓ IMCD, a Dutch specialty chemical formulation and distribution company, hurt as macroeconomic headwinds and political uncertainty are leading to a demand downcycle

↓ Danaher, a U.S. healthcare conglomerate, declined in value as the company faced challenges in the Chinese market and uncertainty in their bioproduction and life sciences segment

↓ Novo Nordisk, a Danish pharmaceuticals company, hampered returns due to weaker-than-expected performance from their new obesity drugs

↓ Among sectors, stock selections and an overweight position in health care, and stock selections in industrials hurt returns

↑ Alphabet, a U.S. technology giant, helped returns due to their artificial intelligence investment as well as a positive ruling in their anti-trust lawsuit

↑ Micron, a U.S.-based memory and storage solutions company, contributed to returns on the increase in demand for their memory solutions utilized by AI companies

↑ Taiwan Semiconductor Manufacturing Co., the global semiconductor manufacturer, increased in value on surging demand for high-end microchips powering AI applications

↑ Among sectors, stock selections within consumer staples and avoiding the real estate and energy sectors helped returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI World Index
12/15	$1,000,000	$1,000,000
12/15	$1,004,000	$1,005,085
3/16	$958,000	$1,001,570
6/16	$958,000	$1,011,668
9/16	$1,003,000	$1,060,892
12/16	$999,168	$1,080,572
3/17	$1,061,679	$1,149,469
6/17	$1,107,050	$1,195,748
9/17	$1,163,512	$1,253,608
12/17	$1,207,508	$1,322,623
3/18	$1,219,008	$1,305,679
6/18	$1,235,735	$1,328,325
9/18	$1,284,872	$1,394,483
12/18	$1,113,269	$1,207,403
3/19	$1,263,526	$1,358,084
6/19	$1,324,995	$1,412,417
9/19	$1,329,548	$1,419,968
12/19	$1,466,977	$1,541,492
3/20	$1,146,219	$1,216,983
6/20	$1,376,153	$1,452,576
9/20	$1,456,630	$1,567,747
12/20	$1,670,582	$1,786,628
3/21	$1,751,342	$1,874,560
6/21	$1,902,479	$2,019,728
9/21	$1,934,783	$2,019,585
12/21	$2,086,519	$2,176,421
3/22	$1,942,968	$2,064,270
6/22	$1,642,016	$1,730,137
9/22	$1,513,576	$1,623,082
12/22	$1,696,384	$1,781,584
3/23	$1,847,801	$1,919,313
6/23	$1,965,855	$2,050,392
9/23	$1,838,819	$1,979,412
12/23	$2,076,453	$2,205,372
3/24	$2,208,687	$2,401,222
6/24	$2,257,128	$2,464,412
9/24	$2,331,755	$2,621,267
12/24	$2,263,335	$2,617,135
3/25	$2,193,673	$2,570,229
6/25	$2,462,760	$2,865,082
9/25	$2,533,788	$3,073,382

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	Since 12/17/15 (Inception)
Class I	8.66%	11.70%	9.96%
MSCI World Index (net of foreign withholding taxes)	17.25%	14.40%	12.15%
Footnote	Description
Footnote[1]	Performance prior to September 16, 2023 is that of Eaton Vance Focused Global Opportunities Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$10,304,931
# of Portfolio Holdings	44
Portfolio Turnover Rate	43%
Total Advisory Fees Paid (net of waiver)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	3.3%
India	1.8%
Germany	2.0%
Taiwan	2.1%
Singapore	2.2%
Hong Kong	2.7%
Netherlands	5.2%
Switzerland	6.5%
France	9.8%
United Kingdom	9.9%
United States	54.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	6.9%
Alphabet, Inc., Class A	5.7%
Amazon.com, Inc.	5.3%
NVIDIA Corp.	4.6%
ASML Holding NV	3.6%
Nestle SA	3.2%
Compass Group PLC	2.8%
AIA Group Ltd.	2.7%
Reckitt Benckiser Group PLC	2.6%
Visa, Inc., Class A	2.5%
Total	39.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CGLIX-TSR-AR

Calvert Global Small-Cap Equity Fund

Class A CSMAX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Global Small-Cap Equity Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$130	1.31%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Small Cap Index (the Index):

↓ Amplifon SpA, an Italian hearing device manufacturer, detracted from relative returns as its share price dropped due to softening demand resulting in downward revisions in revenue

↓ CBIZ, Inc. detracted from returns as its shares came under pressure due to higher costs and leverage related to a recent acquisition, and weaker pricing impacting investor sentiment

↓ IMCD N.V., a distributor and formulator of specialty chemicals, detracted as its shares declined on weakening U.S. dollar, tariff discussions and softening demand from consumers

↑ Zegona Communications Plc helped returns as it benefited from its 2024 acquisition of Vodafone Spain, and its continuing focus on reinvestment and cost control implementation

↑ Babcock International Group Plc, an aerospace, defense and nuclear engineering firm, boosted results due to rising defense spending in Europe and securing government contracts

↑ Euronext NV, a Dutch investment banking firm offering trading and post trading services helped returns as it benefitted from its strong revenues in trading services

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI World Index	MSCI World Small Cap Index
9/15	$10,000	$10,000	$10,000
10/15	$10,027	$10,792	$10,574
11/15	$10,106	$10,739	$10,692
12/15	$9,793	$10,550	$10,423
1/16	$9,157	$9,919	$9,613
2/16	$9,104	$9,845	$9,679
3/16	$9,784	$10,513	$10,493
4/16	$9,784	$10,679	$10,740
5/16	$9,981	$10,739	$10,868
6/16	$9,721	$10,619	$10,662
7/16	$10,079	$11,068	$11,250
8/16	$10,088	$11,077	$11,266
9/16	$10,222	$11,136	$11,434
10/16	$9,981	$10,920	$11,013
11/16	$10,303	$11,077	$11,474
12/16	$10,572	$11,342	$11,748
1/17	$10,795	$11,616	$12,018
2/17	$11,055	$11,938	$12,273
3/17	$11,243	$12,066	$12,364
4/17	$11,476	$12,244	$12,613
5/17	$11,655	$12,503	$12,693
6/17	$11,825	$12,551	$12,890
7/17	$12,138	$12,852	$13,182
8/17	$12,022	$12,870	$13,174
9/17	$12,442	$13,159	$13,694
10/17	$12,541	$13,407	$13,893
11/17	$12,917	$13,698	$14,196
12/17	$13,023	$13,883	$14,410
1/18	$13,519	$14,616	$14,920
2/18	$12,959	$14,011	$14,323
3/18	$13,106	$13,705	$14,330
4/18	$13,225	$13,863	$14,462
5/18	$13,584	$13,950	$14,848
6/18	$13,584	$13,943	$14,798
7/18	$13,740	$14,378	$14,978
8/18	$13,942	$14,556	$15,307
9/18	$13,923	$14,637	$15,088
10/18	$12,647	$13,563	$13,593
11/18	$12,849	$13,717	$13,680
12/18	$11,816	$12,674	$12,413
1/19	$12,796	$13,660	$13,692
2/19	$13,311	$14,070	$14,205
3/19	$13,301	$14,255	$14,116
4/19	$13,755	$14,761	$14,556
5/19	$13,179	$13,909	$13,604
6/19	$14,028	$14,826	$14,395
7/19	$14,109	$14,899	$14,477
8/19	$13,856	$14,594	$13,983
9/19	$13,997	$14,905	$14,271
10/19	$14,189	$15,284	$14,665
11/19	$14,735	$15,710	$15,140
12/19	$15,177	$16,180	$15,664
1/20	$14,947	$16,082	$15,229
2/20	$13,725	$14,723	$13,829
3/20	$11,239	$12,774	$10,956
4/20	$12,597	$14,170	$12,428
5/20	$13,516	$14,854	$13,306
6/20	$13,631	$15,247	$13,649
7/20	$14,237	$15,977	$14,183
8/20	$14,884	$17,044	$14,991
9/20	$14,560	$16,456	$14,667
10/20	$14,613	$15,951	$14,664
11/20	$16,138	$17,991	$16,919
12/20	$17,345	$18,754	$18,165
1/21	$17,050	$18,567	$18,540
2/21	$17,778	$19,043	$19,466
3/21	$18,231	$19,677	$19,877
4/21	$19,118	$20,592	$20,648
5/21	$19,297	$20,889	$20,823
6/21	$19,170	$21,200	$20,866
7/21	$19,540	$21,580	$20,724
8/21	$19,856	$22,117	$21,228
9/21	$19,002	$21,199	$20,568
10/21	$19,856	$22,400	$21,311
11/21	$19,149	$21,909	$20,276
12/21	$20,271	$22,845	$21,026
1/22	$18,555	$21,636	$19,438
2/22	$18,641	$21,089	$19,480
3/22	$18,285	$21,668	$19,660
4/22	$16,851	$19,868	$18,125
5/22	$16,582	$19,883	$18,087
6/22	$15,172	$18,161	$16,282
7/22	$16,582	$19,602	$17,765
8/22	$15,589	$18,783	$17,187
9/22	$14,192	$17,037	$15,423
10/22	$15,381	$18,260	$16,663
11/22	$16,521	$19,530	$17,690
12/22	$15,962	$18,701	$17,083
1/23	$17,301	$20,024	$18,666
2/23	$16,969	$19,542	$18,286
3/23	$16,982	$20,146	$17,815
4/23	$17,161	$20,499	$17,797
5/23	$16,523	$20,295	$17,302
6/23	$17,326	$21,522	$18,389
7/23	$17,862	$22,245	$19,291
8/23	$17,148	$21,714	$18,556
9/23	$16,102	$20,777	$17,582
10/23	$15,312	$20,174	$16,503
11/23	$16,906	$22,066	$18,040
12/23	$18,220	$23,149	$19,775
1/24	$17,733	$23,427	$19,228
2/24	$18,272	$24,420	$19,869
3/24	$18,824	$25,205	$20,643
4/24	$17,759	$24,268	$19,577
5/24	$18,323	$25,352	$20,468
6/24	$18,015	$25,868	$20,070
7/24	$19,119	$26,324	$21,445
8/24	$19,568	$27,020	$21,551
9/24	$19,747	$27,514	$21,954
10/24	$18,849	$26,969	$21,363
11/24	$20,119	$28,206	$22,744
12/24	$18,972	$27,471	$21,387
1/25	$19,473	$28,440	$22,128
2/25	$19,053	$28,236	$21,395
3/25	$18,512	$26,979	$20,589
4/25	$18,471	$27,218	$20,733
5/25	$19,405	$28,830	$21,937
6/25	$19,690	$30,074	$22,974
7/25	$19,216	$30,461	$23,250
8/25	$19,974	$31,255	$24,449
9/25	$19,562	$32,260	$24,933

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	(0.91)%	6.09%	7.52%
Class A with 5.25% Maximum Sales Charge	(6.10)%	4.95%	6.93%
MSCI World Index (net of foreign withholding taxes)	17.25%	14.40%	12.42%
MSCI World Small Cap Index (net of foreign withholding taxes)	13.57%	11.19%	9.56%
Footnote	Description
Footnote[1]	Effective August 7, 2015 and March 1, 2018, the Fund changed its investment objective and principal investment strategies. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies. Please see the Fund's prospectus for further information. Performance prior to September 16, 2023 is that of Eaton Vance Global Small-Cap Equity Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$20,958,100
# of Portfolio Holdings	136
Portfolio Turnover Rate	51%
Total Advisory Fees Paid (net of waiver)	$24,955

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

United States 59.5%
Japan 11.4%
United Kingdom 10.8%
Italy 3.7%
Canada 3.0%
Australia 2.8%
Netherlands 2.2%
Germany 1.6%
Sweden 1.0%
Bermuda 0.8%
Other 3.2%

Value	Value
Other	3.2%
Bermuda	0.8%
Sweden	1.0%
Germany	1.6%
Netherlands	2.2%
Australia	2.8%
Canada	3.0%
Italy	3.7%
United Kingdom	10.8%
Japan	11.4%
United States	59.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	1.9%
Dorman Products, Inc.	1.6%
Performance Food Group Co.	1.5%
Donaldson Co., Inc.	1.5%
AptarGroup, Inc.	1.5%
Babcock International Group PLC	1.4%
Southstate Bank Corp.	1.4%
Burlington Stores, Inc.	1.4%
A.O. Smith Corp.	1.3%
CBIZ, Inc.	1.3%
Total	14.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CSMAX-TSR-AR

Calvert Global Small-Cap Equity Fund

Class C CSQCX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Global Small-Cap Equity Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$204	2.06%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Small Cap Index (the Index):

↓ Amplifon SpA, an Italian hearing device manufacturer, detracted from relative returns as its share price dropped due to softening demand resulting in downward revisions in revenue

↓ CBIZ, Inc. detracted from returns as its shares came under pressure due to higher costs and leverage related to a recent acquisition, and weaker pricing impacting investor sentiment

↓ IMCD N.V., a distributor and formulator of specialty chemicals, detracted as its shares declined on weakening U.S. dollar, tariff discussions and softening demand from consumers

↑ Zegona Communications Plc helped returns as it benefited from its 2024 acquisition of Vodafone Spain, and its continuing focus on reinvestment and cost control implementation

↑ Babcock International Group Plc, an aerospace, defense and nuclear engineering firm, boosted results due to rising defense spending in Europe and securing government contracts

↑ Euronext NV, a Dutch investment banking firm offering trading and post trading services helped returns as it benefitted from its strong revenues in trading services

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI World Index	MSCI World Small Cap Index
9/15	$10,000	$10,000	$10,000
10/15	$10,572	$10,792	$10,574
11/15	$10,655	$10,739	$10,692
12/15	$10,311	$10,550	$10,423
1/16	$9,634	$9,919	$9,613
2/16	$9,574	$9,845	$9,679
3/16	$10,287	$10,513	$10,493
4/16	$10,287	$10,679	$10,740
5/16	$10,477	$10,739	$10,868
6/16	$10,192	$10,619	$10,662
7/16	$10,560	$11,068	$11,250
8/16	$10,572	$11,077	$11,266
9/16	$10,703	$11,136	$11,434
10/16	$10,441	$10,920	$11,013
11/16	$10,774	$11,077	$11,474
12/16	$11,047	$11,342	$11,748
1/17	$11,273	$11,616	$12,018
2/17	$11,546	$11,938	$12,273
3/17	$11,736	$12,066	$12,364
4/17	$11,962	$12,244	$12,613
5/17	$12,140	$12,503	$12,693
6/17	$12,318	$12,551	$12,890
7/17	$12,627	$12,852	$13,182
8/17	$12,496	$12,870	$13,174
9/17	$12,924	$13,159	$13,694
10/17	$13,031	$13,407	$13,893
11/17	$13,411	$13,698	$14,196
12/17	$13,515	$13,883	$14,410
1/18	$14,015	$14,616	$14,920
2/18	$13,430	$14,011	$14,323
3/18	$13,564	$13,705	$14,330
4/18	$13,686	$13,863	$14,462
5/18	$14,052	$13,950	$14,848
6/18	$14,040	$13,943	$14,798
7/18	$14,186	$14,378	$14,978
8/18	$14,393	$14,556	$15,307
9/18	$14,369	$14,637	$15,088
10/18	$13,039	$13,563	$13,593
11/18	$13,234	$13,717	$13,680
12/18	$12,158	$12,674	$12,413
1/19	$13,172	$13,660	$13,692
2/19	$13,693	$14,070	$14,205
3/19	$13,665	$14,255	$14,116
4/19	$14,131	$14,761	$14,556
5/19	$13,528	$13,909	$13,604
6/19	$14,392	$14,826	$14,395
7/19	$14,460	$14,899	$14,477
8/19	$14,200	$14,594	$13,983
9/19	$14,323	$14,905	$14,271
10/19	$14,515	$15,284	$14,665
11/19	$15,063	$15,710	$15,140
12/19	$15,511	$16,180	$15,664
1/20	$15,269	$16,082	$15,229
2/20	$14,016	$14,723	$13,829
3/20	$11,466	$12,774	$10,956
4/20	$12,834	$14,170	$12,428
5/20	$13,774	$14,854	$13,306
6/20	$13,888	$15,247	$13,649
7/20	$14,486	$15,977	$14,183
8/20	$15,141	$17,044	$14,991
9/20	$14,799	$16,456	$14,667
10/20	$14,842	$15,951	$14,664
11/20	$16,380	$17,991	$16,919
12/20	$17,592	$18,754	$18,165
1/21	$17,289	$18,567	$18,540
2/21	$18,010	$19,043	$19,466
3/21	$18,458	$19,677	$19,877
4/21	$19,353	$20,592	$20,648
5/21	$19,511	$20,889	$20,823
6/21	$19,381	$21,200	$20,866
7/21	$19,742	$21,580	$20,724
8/21	$20,031	$22,117	$21,228
9/21	$19,165	$21,199	$20,568
10/21	$20,016	$22,400	$21,311
11/21	$19,295	$21,909	$20,276
12/21	$20,417	$22,845	$21,026
1/22	$18,670	$21,636	$19,438
2/22	$18,741	$21,089	$19,480
3/22	$18,370	$21,668	$19,660
4/22	$16,923	$19,868	$18,125
5/22	$16,641	$19,883	$18,087
6/22	$15,211	$18,161	$16,282
7/22	$16,623	$19,602	$17,765
8/22	$15,617	$18,783	$17,187
9/22	$14,206	$17,037	$15,423
10/22	$15,388	$18,260	$16,663
11/22	$16,517	$19,530	$17,690
12/22	$15,945	$18,701	$17,083
1/23	$17,269	$20,024	$18,666
2/23	$16,933	$19,542	$18,286
3/23	$16,933	$20,146	$17,815
4/23	$17,101	$20,499	$17,797
5/23	$16,467	$20,295	$17,302
6/23	$17,251	$21,522	$18,389
7/23	$17,773	$22,245	$19,291
8/23	$17,045	$21,714	$18,556
9/23	$16,001	$20,777	$17,582
10/23	$15,199	$20,174	$16,503
11/23	$16,784	$22,066	$18,040
12/23	$18,070	$23,149	$19,775
1/24	$17,584	$23,427	$19,228
2/24	$18,107	$24,420	$19,869
3/24	$18,631	$25,205	$20,643
4/24	$17,565	$24,268	$19,577
5/24	$18,126	$25,352	$20,468
6/24	$17,808	$25,868	$20,070
7/24	$18,874	$26,324	$21,445
8/24	$19,304	$27,020	$21,551
9/24	$19,473	$27,514	$21,954
10/24	$18,575	$26,969	$21,363
11/24	$19,810	$28,206	$22,744
12/24	$18,666	$27,471	$21,387
1/25	$19,170	$28,440	$22,128
2/25	$18,727	$28,236	$21,395
3/25	$18,182	$26,979	$20,589
4/25	$18,142	$27,218	$20,733
5/25	$19,049	$28,830	$21,937
6/25	$19,311	$30,074	$22,974
7/25	$18,827	$30,461	$23,250
8/25	$19,553	$31,255	$24,449
9/25	$19,150	$32,260	$24,933

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	(1.66)%	5.29%	6.71%
Class C, with 1% Maximum Contingent Deferred Sales Charge and conversion to Class A after 8 years	(2.57)%	5.29%	6.71%
MSCI World Index (net of foreign withholding taxes)	17.25%	14.40%	12.42%
MSCI World Small Cap Index (net of foreign withholding taxes)	13.57%	11.19%	9.56%
Footnote	Description
Footnote[1]	Effective August 7, 2015 and March 1, 2018, the Fund changed its investment objective and principal investment strategies. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies. Please see the Fund's prospectus for further information. Performance prior to September 16, 2023 is that of Eaton Vance Global Small-Cap Equity Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$20,958,100
# of Portfolio Holdings	136
Portfolio Turnover Rate	51%
Total Advisory Fees Paid (net of waiver)	$24,955

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	3.2%
Bermuda	0.8%
Sweden	1.0%
Germany	1.6%
Netherlands	2.2%
Australia	2.8%
Canada	3.0%
Italy	3.7%
United Kingdom	10.8%
Japan	11.4%
United States	59.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	1.9%
Dorman Products, Inc.	1.6%
Performance Food Group Co.	1.5%
Donaldson Co., Inc.	1.5%
AptarGroup, Inc.	1.5%
Babcock International Group PLC	1.4%
Southstate Bank Corp.	1.4%
Burlington Stores, Inc.	1.4%
A.O. Smith Corp.	1.3%
CBIZ, Inc.	1.3%
Total	14.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CSQCX-TSR-AR

Calvert Global Small-Cap Equity Fund

Class I CSPIX

Annual Shareholder Report September 30, 2025

This annual shareholder report contains important information about the Calvert Global Small-Cap Equity Fund for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$106	1.06%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Small Cap Index (the Index):

↓ Amplifon SpA, an Italian hearing device manufacturer, detracted from relative returns as its share price dropped due to softening demand resulting in downward revisions in revenue

↓ CBIZ, Inc. detracted from returns as its shares came under pressure due to higher costs and leverage related to a recent acquisition, and weaker pricing impacting investor sentiment

↓ IMCD N.V., a distributor and formulator of specialty chemicals, detracted as its shares declined on weakening U.S. dollar, tariff discussions and softening demand from consumers

↑ Zegona Communications Plc helped returns as it benefited from its 2024 acquisition of Vodafone Spain, and its continuing focus on reinvestment and cost control implementation

↑ Babcock International Group Plc, an aerospace, defense and nuclear engineering firm, boosted results due to rising defense spending in Europe and securing government contracts

↑ Euronext NV, a Dutch investment banking firm offering trading and post trading services helped returns as it benefitted from its strong revenues in trading services

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI World Index	MSCI World Small Cap Index
9/15	$1,000,000	$1,000,000	$1,000,000
12/15	$1,034,382	$1,054,998	$1,042,280
3/16	$1,033,463	$1,051,309	$1,049,295
6/16	$1,027,946	$1,061,909	$1,066,189
9/16	$1,082,193	$1,113,576	$1,143,413
12/16	$1,119,891	$1,134,234	$1,174,773
3/17	$1,191,608	$1,206,552	$1,236,388
6/17	$1,254,131	$1,255,130	$1,288,995
9/17	$1,319,412	$1,315,864	$1,369,409
12/17	$1,383,178	$1,388,306	$1,440,977
3/18	$1,391,681	$1,370,520	$1,433,024
6/18	$1,443,645	$1,394,290	$1,479,836
9/18	$1,481,437	$1,463,734	$1,508,819
12/18	$1,257,248	$1,267,364	$1,241,318
3/19	$1,416,091	$1,425,528	$1,411,591
6/19	$1,494,994	$1,482,558	$1,439,455
9/19	$1,491,879	$1,490,485	$1,427,104
12/19	$1,619,950	$1,618,044	$1,566,422
3/20	$1,200,719	$1,277,419	$1,095,566
6/20	$1,456,558	$1,524,712	$1,364,855
9/20	$1,557,603	$1,645,603	$1,466,681
12/20	$1,855,604	$1,875,354	$1,816,466
3/21	$1,951,321	$1,967,652	$1,987,683
6/21	$2,053,564	$2,120,030	$2,086,622
9/21	$2,036,161	$2,119,879	$2,056,814
12/21	$2,174,332	$2,284,504	$2,102,613
3/22	$1,961,557	$2,166,784	$1,965,972
6/22	$1,629,175	$1,816,057	$1,628,202
9/22	$1,524,676	$1,703,686	$1,542,313
12/22	$1,716,447	$1,870,059	$1,708,275
3/23	$1,826,593	$2,014,628	$1,781,549
6/23	$1,865,931	$2,152,217	$1,838,851
9/23	$1,734,805	$2,077,712	$1,758,192
12/23	$1,965,311	$2,314,892	$1,977,497
3/24	$2,030,116	$2,520,469	$2,064,285
6/24	$1,944,150	$2,586,797	$2,006,997
9/24	$2,133,275	$2,751,441	$2,195,387
12/24	$2,050,720	$2,747,104	$2,138,715
3/25	$2,001,860	$2,697,869	$2,058,923
6/25	$2,130,291	$3,007,364	$2,297,446
9/25	$2,119,123	$3,226,008	$2,493,337

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	(0.66)%	6.35%	7.79%
MSCI World Index (net of foreign withholding taxes)	17.25%	14.40%	12.42%
MSCI World Small Cap Index (net of foreign withholding taxes)	13.57%	11.19%	9.56%
Footnote	Description
Footnote[1]	Effective August 7, 2015 and March 1, 2018, the Fund changed its investment objective and principal investment strategies. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies. Please see the Fund's prospectus for further information. Performance prior to September 16, 2023 is that of Eaton Vance Global Small-Cap Equity Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$20,958,100
# of Portfolio Holdings	136
Portfolio Turnover Rate	51%
Total Advisory Fees Paid (net of waiver)	$24,955

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	3.2%
Bermuda	0.8%
Sweden	1.0%
Germany	1.6%
Netherlands	2.2%
Australia	2.8%
Canada	3.0%
Italy	3.7%
United Kingdom	10.8%
Japan	11.4%
United States	59.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Commerce Bancshares, Inc.	1.9%
Dorman Products, Inc.	1.6%
Performance Food Group Co.	1.5%
Donaldson Co., Inc.	1.5%
AptarGroup, Inc.	1.5%
Babcock International Group PLC	1.4%
Southstate Bank Corp.	1.4%
Burlington Stores, Inc.	1.4%
A.O. Smith Corp.	1.3%
CBIZ, Inc.	1.3%
Total	14.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2025

CSPIX-TSR-AR

(b) Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Edward Ramos, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)-(d)

The various Series comprising the Trust have differing fiscal year ends (September 30 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by its principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/23	%*	9/30/24	%*	12/31/24	%*	9/30/25	%*
Audit Fees	$145,400	0%	$103,800	0%	$125,300	0%	$105,900	0%
Audit-Related Fees(1)	$0	0%	$0	0%	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%	$0	0%	$0	0%

Total	$145,400	0%	$103,800	0%	$125,300	0%	$105,900	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of each Series:

Fiscal Year ended 12/31/23		Fiscal Year ended 9/30/24		Fiscal Year ended 12/31/24		Fiscal Year ended 9/30/25
$	%*	$	%*	$	%*	$	%*
$52,836	0%	$18,490	0%	$18,490	0%	$18,490	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Calvert
Floating-Rate Advantage Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Floating-Rate Advantage Fund
Items 8 and 11 of Form N-CSR are Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments

Common Stocks — 0.9%

Security	Shares	Value
Containers & Packaging — 0.1%
LG Parent Holding Co.(1)(2)	6,015	$ 18,421
		$ 18,421
Electronic Equipment, Instruments & Components — 0.5%
Range Red Acquisitions LLC, Class A1(1)(2)(3)	108	$ 214,150
		$ 214,150
Financial Services — 0.0%
Aegletes BV(1)(2)(3)	1,076	$ 0
		$ 0
Household Durables — 0.3%
Serta Simmons Bedding, Inc.(1)(2)	15,129	$143,725
Serta SSB Equipment Co.(1)(2)(3)	15,129	0
		$143,725
Professional Services — 0.0%†
Skillsoft Corp.(1)	299	$3,894
		$3,894
Total Common Stocks (identified cost $586,972)		$380,190

Corporate Bonds — 3.4%

Security	Principal Amount (000's omitted)	Value
Air Transport — 1.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(4)	$500	$ 502,288
		$ 502,288
Building and Development — 1.2%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(4)	$500	$ 504,943
		$ 504,943
Commercial Services & Supplies — 1.1%
ADT Security Corp., 4.875%, 7/15/32(4)	$500	$ 484,871
		$ 484,871
Total Corporate Bonds (identified cost $1,482,886)		$1,492,102

Preferred Stocks — 0.1%

Security	Shares	Value
IT Services — 0.1%
Cohesity Global, Inc.:
Series G(1)	1,381	$ 32,799
Series G1(1)	955	22,681
Total Preferred Stocks (identified cost $47,888)		$ 55,480

Senior Floating Rate Loans — 112.8%(5)

Borrower/Description	Principal Amount (000's omitted)	Value
Airlines — 1.4%
American Airlines, Inc., Term Loan, 6.575%, (3 mo. USD Term SOFR + 2.25%), 4/20/28	$632	$ 631,948
		$ 631,948
Auto Components — 1.5%
Autokiniton U.S. Holdings, Inc., Term Loan, 8.278%, (1 mo. USD Term SOFR + 4.00%), 4/6/28	$118	$ 116,760
Clarios Global LP, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 1/28/32	350	350,656
DexKo Global, Inc., Term Loan, 8.028%, (1 mo. USD Term SOFR + 3.75%), 10/4/28	154	152,174
RealTruck Group, Inc., Term Loan, 1/31/28(6)	60	54,662
		$ 674,252
Automobiles — 0.3%
MajorDrive Holdings IV LLC, Term Loan, 8.263%, (3 mo. USD Term SOFR + 4.00%), 6/1/28	$140	$137,046
		$137,046
Beverages — 1.4%
Celsius Holdings, Inc., Term Loan, 7.291%, (3 mo. USD Term SOFR + 3.00%), 4/1/32	$150	$150,186
Primo Brands Corp., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 3/31/28	491	491,632
		$641,818
Broadline Retail — 0.7%
Peer Holding III BV, Term Loan, 6.502%, (3 mo. USD Term SOFR + 2.50%), 7/1/31	$298	$298,433
		$298,433
Building Products — 1.6%
LBM Acquisition LLC:
Term Loan, (1 mo. USD Term SOFR + 3.75%), 6/6/31	$100	$97,531
Term Loan, 6/6/31(6)	100	99,821

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Building Products (continued)
MI Windows & Doors LLC, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 3/28/31	$516	$ 518,757
		$ 716,109
Capital Markets — 9.2%
Advisor Group, Inc., Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 7/30/32	$333	$ 333,314
AllSpring Buyer LLC, Term Loan, 6.813%, (3 mo. USD Term SOFR + 2.75%), 11/1/30	355	356,445
Aretec Group, Inc., Term Loan, 7.663%, (1 mo. USD Term SOFR + 3.50%), 8/9/30	295	295,090
Citco Funding LLC, Term Loan, 6.806%, (3 mo. USD Term SOFR + 2.75%), 4/27/28	123	122,979
Clipper Acquisitions Corp., Term Loan, 6.04%, (1 mo. USD Term SOFR + 1.75%), 3/3/28	101	98,571
Edelman Financial Center LLC, Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 4/7/28	130	130,169
FinCo I LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/27/29	221	220,226
Focus Financial Partners LLC, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 9/15/31	777	778,194
Franklin Square Holdings LP, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 4/25/31	197	197,994
Guggenheim Partners LLC, Term Loan, 6.502%, (3 mo. USD Term SOFR + 2.50%), 11/26/31	496	498,483
HighTower Holdings LLC, Term Loan, 7.071%, (3 mo. USD Term SOFR + 2.75%), 2/3/32	432	432,080
Mariner Wealth Advisors LLC, Term Loan, 6.502%, (3 mo. USD Term SOFR + 2.50%), 12/31/30	329	330,630
Orion Advisor Solutions, Inc., Term Loan, 7.569%, (3 mo. USD Term SOFR + 3.25%), 9/24/30	124	124,272
Saphilux SARL, Term Loan, 7/18/28(6)	150	150,797
		$4,069,244
Chemicals — 3.6%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 5.752%, (3 mo. USD Term SOFR + 1.75%), 12/20/29	$299	$300,653
Charter NEX U.S., Inc., Term Loan, 6.925%, (1 mo. USD Term SOFR + 2.75%), 11/29/30	491	492,988
Momentive Performance Materials, Inc., Term Loan, 8.163%, (1 mo. USD Term SOFR + 4.00%), 3/29/28	250	251,252
Olympus Water U.S. Holding Corp., Term Loan, 7.002%, (3 mo. USD Term SOFR + 3.00%), 6/20/31	397	393,818
Rohm Holding GmbH, Term Loan, 9.697%, (6 mo. USD Term SOFR + 5.50%), 1/31/29	166	148,250
		$1,586,961
Commercial Services & Supplies — 4.7%
Garda World Security Corp., Term Loan, 7.174%, (1 mo. USD Term SOFR + 3.00%), 2/1/29	$591	$592,477
Borrower/Description	Principal Amount (000's omitted)	Value
Commercial Services & Supplies (continued)
Harsco Corp., Term Loan, 6.528%, (1 mo. USD Term SOFR + 2.25%), 6/9/28	$181	$ 180,610
Heritage-Crystal Clean, Inc., Term Loan, 7.885%, (1 mo. USD Term SOFR + 3.75%), 10/17/30	320	321,671
Prime Security Services Borrower LLC, Term Loan, 6.129%, (6 mo. USD Term SOFR + 2.00%), 10/13/30	640	639,320
Reworld Holding Corp.:
Term Loan, 6.386%, (1 mo. USD Term SOFR + 2.25%), 11/30/28	317	317,306
Term Loan, 6.386%, (1 mo. USD Term SOFR + 2.25%), 11/30/28	24	24,562
		$ 2,075,946
Communications Equipment — 0.3%
Ciena Corp., Term Loan, 5.885%, (1 mo. USD Term SOFR + 1.75%), 10/24/30	$122	$122,628
		$122,628
Construction & Engineering — 2.9%
American Residential Services LLC, Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 2/2/32	$472	$472,141
Azuria Water Solutions, Inc., Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 5/17/28	360	361,300
Crown Subsea Communications Holding, Inc., Term Loan, 7.663%, (1 mo. USD Term SOFR + 3.50%), 1/30/31	199	200,007
Northstar Group Services, Inc., Term Loan, 8.881%, (6 mo. USD Term SOFR + 4.75%), 5/31/30	246	247,819
		$1,281,267
Consumer Finance — 2.2%
CPI Holdco B LLC, Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 5/19/31	$996	$995,611
		$995,611
Consumer Staples Distribution & Retail — 0.4%
Boots Group Bidco Ltd., Term Loan, 7.705%, (3 mo. USD Term SOFR + 3.50%), 8/30/32	$175	$175,692
		$175,692
Containers & Packaging — 1.1%
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.338%, (1 mo. USD Term SOFR + 3.18%), 4/13/29	$471	$471,378
		$471,378
Diversified Consumer Services — 2.5%
Ascend Learning LLC, Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 12/11/28	$428	$428,369
KUEHG Corp., Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 6/12/30	277	277,078

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Consumer Services (continued)
Spring Education Group, Inc., Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 10/4/30	$397	$ 398,768
		$ 1,104,215
Diversified Telecommunication Services — 1.1%
Level 3 Financing, Inc., Term Loan, 7.416%, (1 mo. USD Term SOFR + 3.25%), 3/29/32	$140	$ 140,130
Virgin Media Bristol LLC, Term Loan, 7.515%, (1 mo. USD Term SOFR + 3.25%), 1/31/29	325	325,250
		$ 465,380
Electric Utilities — 1.1%
Kohler Energy Co. LLC, Term Loan, 7.752%, (3 mo. USD Term SOFR + 3.75%), 5/1/31	$229	$ 229,632
MRP Buyer LLC:
Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 6/4/32	244	240,217
Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 6/4/32(7)	31	30,573
		$500,422
Electrical Equipment — 0.5%
WEC U.S. Holdings Ltd., Term Loan, 6.53%, (1 mo. USD Term SOFR + 2.25%), 1/27/31	$220	$220,827
		$220,827
Electronic Equipment, Instruments & Components — 1.0%
Creation Technologies, Inc., Term Loan, 10.047%, (3 mo. USD Term SOFR + 5.50%), 10/5/28	$220	$219,617
Range Red Operating, Inc.:
Term Loan, 12.401%, (3 mo. USD Term SOFR + 8.00%), 10/1/29	39	39,589
Term Loan - Second Lien, 12.401%, (3 mo. USD Term SOFR + 8.00%), 10/1/29	165	166,069
		$425,275
Energy Equipment & Services — 0.6%
PG Investment Co. 59 SARL, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 3/26/31	$272	$273,514
		$273,514
Entertainment — 1.0%
Delta 2 (LUX) SARL, Term Loan, 9/30/31(6)	$300	$300,610
Pretzel Parent, Inc., Term Loan, 10/1/31(6)	125	125,118
		$425,728
Financial Services — 3.6%
NCR Atleos LLC, Term Loan, 7.026%, (3 mo. USD Term SOFR + 3.00%), 4/16/29	$289	$289,261
Borrower/Description	Principal Amount (000's omitted)	Value
Financial Services (continued)
Planet U.S. Buyer LLC, Term Loan, 7.198%, (3 mo. USD Term SOFR + 3.00%), 2/7/31	$395	$ 397,609
Synechron, Inc., Term Loan, 8.058%, (3 mo. USD Term SOFR + 3.75%), 10/3/31	199	198,502
Walker & Dunlop, Inc., Term Loan, 6.136%, (1 mo. USD Term SOFR + 2.00%), 3/14/32	149	149,437
WEX, Inc.:
Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 3/31/28	369	369,079
Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 3/5/32	174	173,635
		$ 1,577,523
Food Products — 2.0%
Froneri Lux Finco SARL, Term Loan, 6.197%, (6 mo. USD Term SOFR + 2.00%), 9/30/31	$590	$585,747
Monogram Food Solutions LLC, Term Loan, 8.278%, (1 mo. USD Term SOFR + 4.00%), 8/28/28	96	96,851
Nomad Foods U.S. LLC, Term Loan, 6.535%, (6 mo. USD Term SOFR + 2.50%), 11/12/29	220	220,517
		$903,115
Health Care Equipment & Supplies — 1.1%
Journey Personal Care Corp., Term Loan, 7.913%, (1 mo. USD Term SOFR + 3.75%), 3/1/28	$180	$179,422
Medline Borrower LP, Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 10/23/30	295	295,215
		$474,637
Health Care Providers & Services — 8.6%
AEA International Holdings (Lux) SARL, Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 9/7/28	$324	$324,604
CCRR Parent, Inc., Term Loan, 8.71%, (3 mo. USD Term SOFR + 4.25%), 3/6/28	480	163,166
CNT Holdings I Corp., Term Loan, 6.558%, (3 mo. USD Term SOFR + 2.25%), 11/8/32	493	492,788
Ensemble RCM LLC, Term Loan, 7.308%, (3 mo. USD Term SOFR + 3.00%), 8/1/29	492	493,950
MED ParentCo LP, Term Loan, 7.413%, (1 mo. USD Term SOFR + 3.25%), 4/15/31	199	199,636
Midwest Physician Administrative Services LLC, Term Loan, 7.263%, (3 mo. USD Term SOFR + 3.00%), 3/12/28	99	92,967
Pacific Dental Services LLC, Term Loan, 6.643%, (1 mo. USD Term SOFR + 2.50%), 3/15/31	567	567,187
Radnet Management, Inc., Term Loan, 6.448%, (3 mo. USD Term SOFR + 2.25%), 4/18/31	123	123,729
Raven Acquisition Holdings LLC:
Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 11/19/31	488	487,942
Term Loan, 11/19/31(7)	35	35,028

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Providers & Services (continued)
Select Medical Corp., Term Loan, 6.163%, (1 mo. USD Term SOFR + 2.00%), 12/3/31	$198	$ 199,121
Surgery Center Holdings, Inc., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 12/19/30	542	542,783
TTF Holdings LLC, Term Loan, 7.794%, (6 mo. USD Term SOFR + 3.75%), 7/18/31	116	109,803
		$ 3,832,704
Health Care Technology — 2.6%
athenahealth Group, Inc., Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 2/15/29	$125	$ 124,596
Cotiviti Corp., Term Loan, 7.03%, (1 mo. USD Term SOFR + 2.75%), 5/1/31	394	387,780
Imprivata, Inc., Term Loan, 7.002%, (3 mo. USD Term SOFR + 3.00%), 12/1/27	361	362,757
PointClickCare Technologies, Inc., Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 11/3/31	124	124,662
Symplr Software, Inc., Term Loan, 8.908%, (3 mo. USD Term SOFR + 4.50%), 12/22/27	160	143,937
		$1,143,732
Hotels, Restaurants & Leisure — 1.6%
Horizon U.S. Finco LP, Term Loan, 8.808%, (3 mo. USD Term SOFR + 4.50%), 10/31/31	$199	$195,382
IRB Holding Corp., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 12/15/27	360	360,875
Turquoise Topco Ltd., Term Loan, 8/13/32(6)	150	150,282
		$706,539
Household Durables — 1.9%
Libbey Glass, Inc., Term Loan, 10.964%, (3 mo. USD Term SOFR + 6.50%), 11/22/27	$334	$322,637
Serta Simmons Bedding LLC:
Term Loan, 11.616%, (3 mo. USD Term SOFR + 7.50%), 6/29/28	221	208,368
Term Loan, 11.94%, (3 mo. USD Term SOFR + 7.50%), 6/29/28	24	24,050
Somnigroup International, Inc., Term Loan, 6.37%, (1 mo. USD Term SOFR + 2.25%), 10/24/31	304	305,953
		$861,008
Household Products — 0.8%
Energizer Holdings, Inc., Term Loan, 6.135%, (1 mo. USD Term SOFR + 2.00%), 3/19/32	$374	$375,308
		$375,308
Insurance — 6.1%
Alera Group, Inc., Term Loan, 7.413%, (1 mo. USD Term SOFR + 3.25%), 5/31/32	$250	$251,214
Alliant Holdings Intermediate LLC, Term Loan, 6.666%, (1 mo. USD Term SOFR + 2.50%), 9/19/31	490	489,145
Borrower/Description	Principal Amount (000's omitted)	Value
Insurance (continued)
AmWINS Group, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 1/30/32	$719	$ 719,696
Broadstreet Partners, Inc., Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 6/13/31	245	245,585
HUB International Ltd., Term Loan, 6.575%, (3 mo. USD Term SOFR + 2.25%), 6/20/30	499	499,690
IMA Financial Group, Inc., Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 11/1/28	75	74,770
USI, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 11/21/29	418	418,294
		$ 2,698,394
Interactive Media & Services — 0.9%
Aragorn Parent Corp., Term Loan, 7.663%, (1 mo. USD Term SOFR + 3.50%), 12/15/28	$283	$ 284,898
Foundational Education Group, Inc., Term Loan, 8.528%, (1 mo. USD Term SOFR + 4.25%), 8/31/28	136	121,641
		$406,539
IT Services — 4.2%
Asurion LLC:
Term Loan, 7.528%, (1 mo. USD Term SOFR + 3.25%), 7/31/27	$38	$38,217
Term Loan, 8.413%, (1 mo. USD Term SOFR + 4.25%), 9/19/30	219	218,045
Term Loan - Second Lien, 9.528%, (1 mo. USD Term SOFR + 5.25%), 1/31/28	150	146,437
Gainwell Acquisition Corp., Term Loan, 8.102%, (3 mo. USD Term SOFR + 4.00%), 10/1/27	212	209,260
Informatica LLC, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 10/27/28	531	532,408
Rackspace Finance LLC, Term Loan - Second Lien, 7.04%, (1 mo. USD Term SOFR + 2.75%), 5/15/28	81	36,668
Sedgwick Claims Management Services, Inc., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 7/31/31	689	688,929
		$1,869,964
Leisure Products — 1.2%
Hayward Industries, Inc., Term Loan, 6.778%, (1 mo. USD Term SOFR + 2.50%), 5/30/28	$200	$200,961
Recess Holdings, Inc., Term Loan, 8.069%, (3 mo. USD Term SOFR + 3.75%), 2/20/30	343	344,653
		$545,614
Life Sciences Tools & Services — 0.3%
Avantor Funding, Inc., Term Loan, 6.263%, (1 mo. USD Term SOFR + 2.00%), 11/8/27	$114	$114,633
		$114,633

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Machinery — 10.6%
AI Aqua Merger Sub, Inc., Term Loan, 7.28%, (1 mo. USD Term SOFR + 3.00%), 7/31/28	$336	$ 337,373
Apex Tool Group LLC:
Term Loan, 14.458%, (3 mo. USD Term SOFR + 10.00%), 7.50% cash, 6.958% PIK, 2/8/30	189	140,766
Term Loan - Second Lien, 9.708%, (3 mo. USD Term SOFR + 5.25%), 2/8/29	79	66,205
Conair Holdings LLC, Term Loan, 8.028%, (1 mo. USD Term SOFR + 3.75%), 5/17/28	480	305,400
CPM Holdings, Inc., Term Loan, 8.78%, (1 mo. USD Term SOFR + 4.50%), 9/28/28	379	378,892
Crown Equipment Corp., Term Loan, 6.53%, (1 mo. USD Term SOFR + 2.25%), 10/10/31	224	224,505
Engineered Machinery Holdings, Inc., Term Loan, 7.763%, (3 mo. USD Term SOFR + 3.50%), 5/19/28	523	526,194
Filtration Group Corp., Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 10/21/28	440	442,214
Gates Global LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/4/31	716	716,204
Madison IAQ LLC, Term Loan, 6.702%, (6 mo. USD Term SOFR + 2.50%), 6/21/28	218	218,282
SPX Flow, Inc., Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 4/5/29	227	227,998
Terex Corp., Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 10/8/31	473	473,928
TK Elevator Midco GmbH, Term Loan, 7.197%, (6 mo. USD Term SOFR + 3.00%), 4/30/30	631	633,588
		$4,691,549
Media — 1.2%
ABG Intermediate Holdings 2 LLC, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 2/13/32	$124	$124,350
Charter Communications Operating LLC, Term Loan, 6.541%, (3 mo. USD Term SOFR + 2.25%), 12/15/31	124	124,152
Fleet Midco I Ltd., Term Loan, 6.542%, (6 mo. USD Term SOFR + 2.50%), 2/21/31	272	272,186
		$520,688
Metals/Mining — 0.6%
WireCo WorldGroup, Inc., Term Loan, 8.082%, (3 mo. USD Term SOFR + 4.331%), 11/13/28	$278	$272,537
		$272,537
Oil, Gas & Consumable Fuels — 1.1%
ITT Holdings LLC, Term Loan, 6.638%, (1 mo. USD Term SOFR + 2.48%), 10/11/30	$491	$492,202
		$492,202
Borrower/Description	Principal Amount (000's omitted)	Value
Passenger Airlines — 0.4%
WestJet Loyalty LP, Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 2/14/31	$194	$ 194,484
		$ 194,484
Pharmaceuticals — 0.4%
Jazz Financing Lux SARL, Term Loan, 6.413%, (1 mo. USD Term SOFR + 2.25%), 5/5/28	$155	$ 155,050
		$ 155,050
Professional Services — 5.2%
Camelot U.S. Acquisition LLC, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 1/31/31	$558	$ 555,547
CohnReznick LLP:
Term Loan, 7.502%, (3 mo. USD Term SOFR + 3.50%), 3/31/32	122	121,880
Term Loan, 3/31/32(7)	28	28,284
Employbridge Holding Co.:
Term Loan, 9.502%, (3 mo. USD Term SOFR + 5.50%), 1/19/30	230	150,016
Term Loan - Second Lien, 9.013%, (3 mo. USD Term SOFR + 4.75%), 1/19/30	363	64,168
First Advantage Holdings LLC, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 10/31/31	318	311,377
Highspring Holdings LLC, Term Loan, 9.152%, (3 mo. USD Term SOFR + 5.00%), 1/21/29	95	82,129
Neptune Bidco U.S., Inc., Term Loan, 9.429%, (3 mo. USD Term SOFR + 5.00%), 4/11/29	193	183,987
Tempo Acquisition LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 8/31/28	547	536,387
Trans Union LLC, Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 6/24/31	256	255,708
		$2,289,483
Real Estate Management & Development — 1.7%
Cushman & Wakefield U.S. Borrower LLC, Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 1/31/30	$104	$104,674
Greystar Real Estate Partners LLC, Term Loan, 6.814%, (3 mo. USD Term SOFR + 2.50%), 8/21/30	388	389,037
RE/MAX International, Inc., Term Loan, 6.778%, (1 mo. USD Term SOFR + 2.50%), 7/21/28	264	260,021
		$753,732
Road & Rail — 0.5%
Avis Budget Car Rental LLC, Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 7/16/32	$219	$217,247
		$217,247
Semiconductors & Semiconductor Equipment — 0.1%
Bright Bidco BV, Term Loan, 0.00%, 10/31/27(8)	$34	$13,385

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Semiconductors & Semiconductor Equipment (continued)
MaxLinear, Inc., Term Loan, 6.528%, (1 mo. USD Term SOFR + 2.25%), 6/23/28	$53	$ 49,821
		$ 63,206
Software — 10.3%
Applied Systems, Inc., Term Loan, 6.252%, (3 mo. USD Term SOFR + 2.25%), 2/24/31	$870	$ 871,727
Astra Acquisition Corp.:
Term Loan, 0.00%, 10/25/28(8)	178	2,185
Term Loan, 0.00%, 10/25/29(8)	271	7,453
Term Loan, 0.00%, 2/25/28(8)	127	29,227
Cloudera, Inc.:
Term Loan, 8.013%, (1 mo. USD Term SOFR + 3.75%), 10/8/28	186	183,404
Term Loan - Second Lien, 10.263%, (1 mo. USD Term SOFR + 6.00%), 10/8/29	150	137,625
Clover Holdings SPV III LLC, Term Loan, 15.00%, 12/9/27(9)	38	39,079
Constant Contact, Inc., Term Loan, 8.579%, (3 mo. USD Term SOFR + 4.00%), 2/10/28	186	172,816
Drake Software LLC, Term Loan, 8.413%, (1 mo. USD Term SOFR + 4.25%), 6/26/31	120	120,420
ECI Macola Max Holding LLC, Term Loan, 6.752%, (3 mo. USD Term SOFR + 2.75%), 5/9/30	412	412,603
Epicor Software Corp., Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 5/30/31	506	507,523
Marcel LUX IV SARL, Term Loan, 7.37%, (1 mo. USD Term SOFR + 3.00%), 11/12/30	356	356,630
OID-OL Intermediate I LLC:
Term Loan, 8.708%, (3 mo. USD Term SOFR + 4.25%), 2/1/29	65	55,004
Term Loan, 10.308%, (3 mo. USD Term SOFR + 6.00%), 2/1/29	64	66,330
Open Text Corp., Term Loan, 5.913%, (1 mo. USD Term SOFR + 1.75%), 1/31/30	497	496,916
Project Alpha Intermediate Holding, Inc., Term Loan, 7.252%, (3 mo. USD Term SOFR + 3.25%), 10/26/30	244	244,737
Proofpoint, Inc., Term Loan, 7.163%, (1 mo. USD Term SOFR + 3.00%), 8/31/28	174	174,995
RealPage, Inc., Term Loan, 7.263%, (3 mo. USD Term SOFR + 3.00%), 4/24/28	269	269,141
Skillsoft Corp., Term Loan, 9.53%, (1 mo. USD Term SOFR + 5.25%), 7/14/28	215	192,684
Veritas U.S., Inc., Term Loan, 16.502%, (3 mo. USD Term SOFR + 12.50%), 12.002% cash, 4.50% PIK, 12/9/29	109	110,650
Vision Solutions, Inc., Term Loan, 8.57%, (3 mo. USD Term SOFR + 4.00%), 4/24/28	128	124,349
		$4,575,498
Borrower/Description	Principal Amount (000's omitted)	Value
Specialty Retail — 0.6%
Les Schwab Tire Centers, Term Loan, 6.663% - 6.699%, (1 mo. USD Term SOFR + 2.50%, 3 mo. USD Term SOFR + 2.50%), 4/23/31	$261	$ 261,031
		$ 261,031
Textiles, Apparel & Luxury Goods — 1.8%
Gloves Buyer, Inc., Term Loan, 8.163%, (1 mo. USD Term SOFR + 4.00%), 5/21/32	$425	$ 413,844
Hanesbrands, Inc., Term Loan, 6.913%, (1 mo. USD Term SOFR + 2.75%), 3/7/32	398	400,765
		$ 814,609
Trading Companies & Distributors — 3.5%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 5.885%, (1 mo. USD Term SOFR + 1.75%), 6/24/30	$382	$ 382,446
Core & Main LP, Term Loan, 6.166%, (1 mo. USD Term SOFR + 2.00%), 7/27/28	419	419,548
Foundation Building Materials Holding Co. LLC, Term Loan, 8.308%, (3 mo. USD Term SOFR + 4.00%), 1/29/31	112	112,298
Paint Intermediate III LLC, Term Loan, 7.242%, (3 mo. USD Term SOFR + 3.00%), 10/9/31	100	99,537
Park River Holdings, Inc., Term Loan, 7.802%, (3 mo. USD Term SOFR + 3.25%), 12/28/27	283	283,461
Spin Holdco, Inc., Term Loan, 8.393%, (3 mo. USD Term SOFR + 4.00%), 3/4/28	316	266,493
		$1,563,783
Transportation Infrastructure — 0.8%
KKR Apple Bidco LLC, Term Loan, 6.663%, (1 mo. USD Term SOFR + 2.50%), 9/23/31	$363	$363,413
		$363,413
Total Senior Floating Rate Loans (identified cost $51,246,604)		$50,031,916

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Schedule of Investments — continued

Short-Term Investments — 17.8%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(10)	7,874,841	$ 7,874,841
Total Short-Term Investments (identified cost $7,874,841)		$ 7,874,841
Total Investments — 135.0% (identified cost $61,239,191)		$59,834,529
Less Unfunded Loan Commitments — (0.2)%		$ (75,526)

Net Investments — 134.8% (identified cost $61,163,665)	$59,759,003
Note Payable — (33.8)%	$(15,000,000)

Other Assets, Less Liabilities — (1.0)%	$ (425,059)
Net Assets — 100.0%	$44,333,944

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
†	Amount is less than 0.05% or (0.05)%, as applicable.
(1)	Non-income producing security.
(2)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(3)	Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $1,492,102 or 3.4% of the Fund's net assets.
(5)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(6)	This Senior Loan will settle after September 30, 2025, at which time the interest rate will be determined.
(7)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion, if any. At September 30, 2025, the total value of unfunded loan commitments is $75,454. See Note 1E for description.
(8)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(9)	Fixed-rate loan.
(10)	May be deemed to be an affiliated investment company (see Note 6). The rate shown is the annualized seven-day yield as of September 30, 2025.

Abbreviations:
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $53,288,824)	$51,884,162
Investments in securities of affiliated issuers, at value (identified cost $7,874,841)	7,874,841
Cash	187,472
Receivable for investments sold	317,849
Receivable for capital shares sold	491
Interest receivable	267,795
Dividends receivable - affiliated	24,038
Receivable from affiliates	18,959
Trustees' deferred compensation plan	3,697
Prepaid upfront fees on note payable	9,232
Prepaid expenses	2,884
Total assets	$60,591,420
Liabilities
Note payable	$15,000,000
Payable for investments purchased	881,753
Payable for capital shares redeemed	166,070
Distributions payable	4,344
Payable to affiliates:
Investment advisory fee	22,872
Administrative fee	4,445
Distribution and service fees	1,035
Sub-transfer agency fee	626
Trustees' deferred compensation plan	3,697
Accrued expenses	172,634
Total liabilities	$16,257,476
Commitments and contingencies (Note 9)
Net Assets	$44,333,944
Sources of Net Assets
Paid-in capital	$56,412,149
Accumulated loss	(12,078,205)
Net Assets	$44,333,944
Class A Shares
Net Assets	$4,866,287
Shares Outstanding	556,310
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.75
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$9.04
Class I Shares
Net Assets	$22,422,811
Shares Outstanding	2,566,331
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.74

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class R6 Shares
Net Assets	$17,044,846
Shares Outstanding	1,950,645
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.74

On sales of $100,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income	$44,052
Dividend income - affiliated issuers	185,297
Interest income	7,021,222
Other income	28,242
Total investment income	$7,278,813
Expenses
Investment advisory fee	$449,611
Administrative fee	87,154
Distribution and service fees:
Class A	17,217
Trustees' fees and expenses	4,911
Custodian fees	10,448
Transfer agency fees and expenses	42,179
Accounting fees	21,590
Professional fees	85,017
Registration fees	51,992
Reports to shareholders	8,219
Interest expense and fees	1,258,572
Miscellaneous	21,623
Total expenses	$2,058,533
Waiver and/or reimbursement of expenses by affiliates	$(205,757)
Net expenses	$1,852,776
Net investment income	$5,426,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$(2,710,668)
Net realized loss	$(2,710,668)
Change in unrealized appreciation (depreciation):
Investment securities	$149,986
Net change in unrealized appreciation (depreciation)	$149,986
Net realized and unrealized loss	$(2,560,682)
Net increase in net assets from operations	$2,865,355

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$5,426,037	$8,083,078
Net realized loss	(2,710,668)	(2,145,674)
Net change in unrealized appreciation (depreciation)	149,986	2,226,609
Net increase in net assets from operations	$2,865,355	$8,164,013
Distributions to shareholders:
Class A	$(495,718)	$(643,949)
Class I	(2,259,288)	(3,749,989)
Class R6	(2,678,831)	(3,682,527)
Total distributions to shareholders	$(5,433,837)	$(8,076,465)
Capital share transactions:
Class A	$(2,200,726)	$(1,429,810)
Class I	(12,770,688)	(8,552,647)
Class R6	(32,945,940)	22,772,512
Net increase (decrease) in net assets from capital share transactions	$(47,917,354)	$12,790,055
Net increase (decrease) in net assets	$(50,485,836)	$12,877,603
Net Assets
At beginning of year	$94,819,780	$81,942,177
At end of year	$44,333,944	$94,819,780

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Statement of Cash Flows

Year Ended
September 30, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 2,865,355
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(16,375,963)
Investments sold and principal repayments	81,407,190
Increase in short-term investments, net	(6,528,867)
Net amortization/accretion of premium (discount)	(100,865)
Amortization of prepaid upfront fees on note payable	23,232
Decrease in interest receivable	497,935
Increase in dividends receivable - affiliated	(18,017)
Decrease in receivable from affiliates	15,762
Decrease in prepaid expenses	883
Increase in Trustees' deferred compensation plan	(92)
Decrease in payable to affiliate for investment advisory fee	(25,065)
Decrease in payable to affiliate for administrative fee	(5,043)
Decrease in payable to affiliate for distribution and service fees	(483)
Increase in payable to affiliate for sub-transfer agency fee	558
Increase in payable to affiliate for Trustees' deferred compensation plan	92
Decrease in accrued expenses	(69,231)
Decrease in unfunded loan commitments	(167,715)
Net change in unrealized (appreciation) depreciation on investments	(149,986)
Net realized loss from investments	2,710,668
Net cash provided by operating activities	$64,080,348
Cash Flows From Financing Activities
Cash distributions paid to shareholders	$ (1,564,616)
Proceeds from capital shares sold	17,743,760
Capital shares redeemed	(69,599,252)
Prepaid upfront fees on note payable	(22,500)
Proceeds from note payable	24,000,000
Repayments of note payable	(35,000,000)
Net cash used in financing activities	$(64,442,608)
Net decrease in cash	$ (362,260)
Cash at beginning of year	$ 549,732
Cash at end of year	$ 187,472
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 4,065,124
Cash paid for interest and fees on borrowings	1,326,635

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$8.96	$8.93	$8.60	$9.51	$9.23
Income (Loss) From Operations
Net investment income(1)	$0.64	$0.78	$0.75	$0.43	$0.35
Net realized and unrealized gain (loss)	(0.21)	0.03	0.33	(0.93)	0.29
Total income (loss) from operations	$0.43	$0.81	$1.08	$(0.50)	$0.64
Less Distributions
From net investment income	$(0.64)	$(0.78)	$(0.75)	$(0.41)	$(0.36)
Total distributions	$(0.64)	$(0.78)	$(0.75)	$(0.41)	$(0.36)
Net asset value — End of year	$8.75	$8.96	$8.93	$8.60	$9.51
Total Return(2)	4.91%	9.43%	13.01%	(5.37)%	6.99%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,866	$7,242	$8,656	$7,809	$3,453
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	3.21%	2.85%	3.08%	1.95%	1.51%
Net expenses(4)	2.85%(5)	2.58%(5)	2.81%(5)	1.73%(5)	1.32%
Net investment income	7.20%	8.73%	8.47%	4.72%	3.73%
Portfolio Turnover	19%	30%	14%	30%	37%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 1.80%, 1.57%, 1.76%, 0.70% and 0.31% for the years ended September 30, 2025, 2024, 2023, 2022 and 2021, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and less than 0.005% of average daily net assets for the year ended September 30, 2022).

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$8.95	$8.92	$8.59	$9.50	$9.22
Income (Loss) From Operations
Net investment income(1)	$0.66	$0.80	$0.76	$0.43	$0.37
Net realized and unrealized gain (loss)	(0.21)	0.03	0.34	(0.90)	0.29
Total income (loss) from operations	$0.45	$0.83	$1.10	$(0.47)	$0.66
Less Distributions
From net investment income	$(0.66)	$(0.80)	$(0.77)	$(0.44)	$(0.38)
Total distributions	$(0.66)	$(0.80)	$(0.77)	$(0.44)	$(0.38)
Net asset value — End of year	$8.74	$8.95	$8.92	$8.59	$9.50
Total Return(2)	5.16%	9.70%	13.29%	(5.14)%	7.25%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,423	$36,126	$44,556	$55,164	$64,676
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	2.90%	2.59%	2.81%	1.58%	1.26%
Net expenses(4)	2.56%(5)	2.32%(5)	2.55%(5)	1.36%(5)	1.07%
Net investment income	7.48%	8.97%	8.68%	4.69%	3.94%
Portfolio Turnover	19%	30%	14%	30%	37%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 1.76%, 1.56%, 1.75%, 0.58% and 0.31% for the years ended September 30, 2025, 2024, 2023, 2022 and 2021, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and less than 0.005% of average daily net assets for the year ended September 30, 2022).

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2025	2024	2023	2022	2021
Net asset value — Beginning of year	$8.95	$8.92	$8.59	$9.50	$9.22
Income (Loss) From Operations
Net investment income(1)	$0.67	$0.80	$0.77	$0.42	$0.38
Net realized and unrealized gain (loss)	(0.22)	0.03	0.33	(0.89)	0.28
Total income (loss) from operations	$0.45	$0.83	$1.10	$(0.47)	$0.66
Less Distributions
From net investment income	$(0.66)	$(0.80)	$(0.77)	$(0.44)	$(0.38)
Total distributions	$(0.66)	$(0.80)	$(0.77)	$(0.44)	$(0.38)
Net asset value — End of year	$8.74	$8.95	$8.92	$8.59	$9.50
Total Return(2)	5.14%	9.71%	13.29%	(5.15)%	7.26%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,045	$51,452	$28,730	$32,233	$57,343
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	2.72%	2.45%	2.74%	1.43%	1.19%
Net expenses(4)	2.50%(5)	2.28%(5)	2.56%(5)	1.32%(5)	1.08%
Net investment income	7.57%	8.90%	8.72%	4.59%	3.99%
Portfolio Turnover	19%	30%	14%	30%	37%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 1.70%, 1.52%, 1.76%, 0.54% and 0.32% for the years ended September 30, 2025, 2024, 2023, 2022 and 2021, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended September 30, 2025, 2024 and 2023 and less than 0.005% of average daily net assets for the year ended September 30, 2022).

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Floating-Rate Advantage Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$3,894	$162,146	$214,150	$380,190
Corporate Bonds	—	1,492,102	—	1,492,102
Preferred Stocks	—	55,480	—	55,480
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	49,956,390	—	49,956,390
Short-Term Investments	7,874,841	—	—	7,874,841
Total Investments	$7,878,735	$51,666,118	$214,150	$59,759,003

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2025 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments. At September 30, 2025, the Fund had sufficient cash and/or securities to cover these commitments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Notes to Financial Statements — continued

H  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
J  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.480%
In excess of $1 billion	0.430%
Gross assets of the Fund are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed by the Fund. For the year ended September 30, 2025, the investment advisory fee amounted to $449,611 or 0.62% of the Fund’s average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $6,280 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse certain of the Fund’s operating expenses (excluding investment advisory, administrative and distribution and service fees) in excess of 0.06% annually for each of Class A, Class I and Class R6 of such class's average daily net assets. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2026. For the year ended September 30, 2025, CRM waived and/or reimbursed expenses of $199,477.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $87,154.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $17,217 for Class A shares.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Notes to Financial Statements — continued

The Fund was informed that EVD received $1,339 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $2,872 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on senior floating rate loans, were $16,410,442 and $80,800,047, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$5,433,837	$8,076,465
During the year ended September 30, 2025, accumulated loss was decreased by $1,686 and paid-in capital was decreased by $1,686 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(10,667,894)
Net unrealized depreciation	(1,405,967)
Distributions payable	(4,344)
Accumulated loss	$(12,078,205)
At September 30, 2025, the Fund, for federal income tax purposes, had deferred capital losses of $10,667,894 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2025, $2,090,512 are short-term and $8,577,382 are long-term.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$61,164,970
Gross unrealized appreciation	$148,064
Gross unrealized depreciation	(1,554,031)
Net unrealized depreciation	$(1,405,967)
5  Credit Agreement
The Fund has entered into a committed, senior secured 364-day revolving line of credit agreement, as amended (the Agreement) with a bank to borrow up to a limit of $45 million. Borrowings under the Agreement are secured by the assets of the Fund. The Fund is required to maintain a certain borrowing base while borrowings are outstanding. Borrowings may be made for general business purposes, including the purchase of investment securities and temporary or emergency purposes.
Interest on advances under the Agreement is calculated at a rate per annum equal to the Fund's option of (a) Term SOFR (subject to a 0% floor) plus a Term SOFR adjustment of 0.10% plus a 0.90% margin (the “SOFR Rate”) and (b) Federal Funds Effective Rate plus 0.90% (which cannot be lower than the SOFR Rate). Term SOFR is defined as the secured overnight financing rate as administered by the Federal Reserve Bank of New York for a 1-month tenor. Under the terms of the Agreement, the Fund pays a facility fee of 0.15% per annum on the commitment amount.
In connection with the renewal of the Agreement on March 11, 2025, the Fund paid upfront fees of $22,500, which are being amortized to interest expense through March 10, 2026. The unamortized balance at September 30, 2025 is approximately $9,000 and is included in “prepaid upfront fees on note payable” on the Statement of Assets and Liabilities. At September 30, 2025, the Fund had borrowings outstanding under the Agreement of $15,000,000 at an annual interest rate of 5.13%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2025 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2025. For the year ended September 30, 2025, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $20,983,562 and 5.41%, respectively.
6  Affiliated Investments
At September 30, 2025, the value of the Fund’s investment in funds that may be deemed to be affiliated was $7,874,841, which represents 17.8% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,345,974	$79,291,172	$(72,762,305)	$ —	$ —	$7,874,841	$185,297	7,874,841
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Notes to Financial Statements — continued

Transactions in capital shares were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	170,864	$1,520,628	196,061	$1,754,322
Reinvestment of distributions	47,644	421,628	61,931	554,848
Shares redeemed	(470,373)	(4,142,982)	(419,107)	(3,738,980)
Net decrease	(251,865)	$(2,200,726)	(161,115)	$(1,429,810)
Class I
Shares sold	1,015,317	$9,029,405	1,244,301	$11,143,415
Reinvestment of distributions	253,435	2,243,677	413,875	3,704,757
Shares redeemed	(2,739,638)	(24,043,770)	(2,616,465)	(23,400,819)
Net decrease	(1,470,886)	$(12,770,688)	(958,289)	$(8,552,647)
Class R6
Shares sold	781,599	$7,011,229	2,988,790	$26,871,577
Reinvestment of distributions	158,171	1,399,819	283,360	2,536,877
Shares redeemed	(4,739,646)	(41,356,988)	(743,112)	(6,635,942)
Net increase (decrease)	(3,799,876)	$(32,945,940)	2,529,038	$22,772,512
8  Risks and Uncertainties
Credit Risk
The Fund invests primarily in below investment grade senior floating rate loans, which have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.
9  Commitments and Contingencies
In connection with the Serta Chapter 11 bankruptcy proceeding, on December 31, 2024, the U.S. Fifth Circuit Court of Appeals reversed a bankruptcy court’s ruling that held permissible an “uptier” agreement (the “2020 Agreement”) entered into by Serta with certain participating lenders, including the Fund. The 2020 Agreement had the effect of subordinating the existing debt of certain non-participating lenders to that of the participating lenders. The non-participating lenders brought claims for breach of contract, arguing that the participating lenders had breached an earlier agreement by entering into the 2020 Agreement. The appellate court found that the bankruptcy court had erred in determining that the 2020 Agreement was permitted by the terms of the earlier agreement and remanded the breach of contract claims for further consideration by the bankruptcy court. The appellate court further held that indemnification of the participating lenders in the 2020 Agreement was impermissible under the U.S. Bankruptcy Code.
A request by the Fund and the other participating lenders for a rehearing of this matter before the Fifth Circuit en banc was denied. The matter has been remanded to the bankruptcy court to determine whether the participating lenders are liable for the breach of contract claims. A trial is scheduled to begin in February 2026. At this time, the Fund cannot reliably predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Floating-Rate Advantage Fund and Board of Trustees of Calvert Management Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Floating-Rate Advantage Fund (the “Fund”), one of the funds constituting Calvert Management Series, as of September 30, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2025, the Fund designates 93.99% of distributions from net investment income as a 163(j) interest dividend.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

Calvert Management Series held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below.  The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Calvert Management Series were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	48,470,367	1,173,058
Von M. Hughes	48,252,043	1,391,382
Kim M. Keenan	48,501,573	1,141,852
Eddie Ramos	48,298,927	1,344,498
Carlton M. Waterhouse	48,270,173	1,373,252
Results are rounded to the nearest whole number.

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Floating-Rate Advantage Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2024. This performance data indicated that the Fund had outperformed the median of its peer universe for the one- and three-year periods ended December 31, 2024, while the Fund had underperformed the median of its peer universe for the five-year period ended December 31, 2024. This data also indicated that the Fund had underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2024. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were below the median of the Fund’s expense group and total expenses (net of waivers and/or

Calvert
Floating-Rate Advantage Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

reimbursements) were above the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specified asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

This Page Intentionally Left Blank

CFOAX-NCSR 9.30.25

Calvert
Global Equity Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Global Equity Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Global Equity Fund
September 30, 2025
Schedule of Investments

Common Stocks — 99.9%

Security	Shares	Value
Australia — 1.7%
CSL Ltd.	1,319	$ 173,510
		$ 173,510
France — 9.9%
BNP Paribas SA	2,497	$ 228,383
L'Oreal Prime De Fidelite(1)	444	192,912
L'Oreal SA	25	10,862
LVMH Moet Hennessy Louis Vuitton SE	310	190,768
Safran SA	646	229,246
Schneider Electric SE	582	163,817
		$1,015,988
Germany — 2.0%
Siemens AG	761	$205,453
		$205,453
Hong Kong — 2.7%
AIA Group Ltd.	29,492	$282,650
		$282,650
India — 1.8%
HDFC Bank Ltd. ADR	5,358	$183,029
		$183,029
Japan — 1.6%
Keyence Corp.	443	$165,044
		$165,044
Netherlands — 5.2%
ASML Holding NV	376	$366,670
IMCD NV	1,621	168,013
		$534,683
Singapore — 2.2%
DBS Group Holdings Ltd.	5,712	$226,525
		$226,525
Switzerland — 6.5%
Nestle SA	3,585	$329,229
Sika AG	895	200,980
Straumann Holding AG	1,336	143,227
		$673,436
Taiwan — 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	764	$213,378
		$213,378
United Kingdom — 9.9%
AstraZeneca PLC	1,234	$189,050
Compass Group PLC	8,587	292,694
London Stock Exchange Group PLC	913	104,706
Security	Shares	Value
United Kingdom (continued)
Reckitt Benckiser Group PLC	3,439	$ 264,810
RELX PLC	3,628	173,341
		$ 1,024,601
United States — 54.3%
Alphabet, Inc., Class A	2,428	$ 590,247
Amazon.com, Inc.(1)	2,481	544,753
American International Group, Inc.	2,189	171,924
AMETEK, Inc.	1,165	219,020
Charles Schwab Corp.	2,072	197,814
Danaher Corp.	1,159	229,783
IDEX Corp.	978	159,179
Intuit, Inc.	274	187,117
Intuitive Surgical, Inc.(1)	376	168,159
JPMorgan Chase & Co.	784	247,297
Marriott International, Inc., Class A	832	216,686
Micron Technology, Inc.	1,000	167,320
Microsoft Corp.	1,372	710,627
NextEra Energy, Inc.	2,823	213,108
NVIDIA Corp.	2,571	479,697
TJX Cos., Inc.	1,199	173,304
U.S. Foods Holding Corp.(1)	2,307	176,762
Visa, Inc., Class A	763	260,473
Walt Disney Co.	1,965	224,993
Zoetis, Inc.	1,721	251,817
		$5,590,080
Total Common Stocks (identified cost $7,169,482)		$10,288,377

Short-Term Investments — 0.3%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(2)	32,458	$ 32,458
Total Short-Term Investments (identified cost $32,458)		$ 32,458

Total Investments — 100.2% (identified cost $7,201,940)	$10,320,835
Other Assets, Less Liabilities — (0.2)%	$ (15,904)
Net Assets — 100.0%	$10,304,931

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of September 30, 2025.

1
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Schedule of Investments — continued

At September 30, 2025, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Information Technology	22.2%
Financials	18.5
Consumer Discretionary	13.8
Industrials	12.8
Health Care	11.2
Consumer Staples	9.5
Communication Services	7.9
Utilities	2.1
Materials	1.9
Total	99.9%

Abbreviations:
ADR	– American Depositary Receipt
2
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $7,169,482)	$10,288,377
Investments in securities of affiliated issuers, at value (identified cost $32,458)	32,458
Cash denominated in foreign currency, at value (cost $6,447)	6,453
Receivable for capital shares sold	1,611
Dividends receivable	3,500
Dividends receivable - affiliated	662
Securities lending income receivable	5
Tax reclaims receivable	19,769
Receivable from affiliates	13,215
Trustees' deferred compensation plan	37
Total assets	$10,366,087
Liabilities
Payable to affiliates:
Investment advisory fee	$5,664
Administrative fee	1,004
Distribution and service fees	101
Sub-transfer agency fee	165
Trustees' deferred compensation plan	37
Payable for professional fees	45,818
Payable for registration fees	3,133
Accrued expenses	5,234
Total liabilities	$61,156
Net Assets	$10,304,931
Sources of Net Assets
Paid-in capital	$6,284,126
Distributable earnings	4,020,805
Net Assets	$10,304,931
Class A Shares
Net Assets	$497,901
Shares Outstanding	26,817
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.57
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$19.60
Class I Shares
Net Assets	$9,807,030
Shares Outstanding	528,598
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.55

On sales of $50,000 or more, the offering price of Class A shares is reduced.
3
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income (net of foreign taxes withheld of $9,784)	$129,217
Dividend income - affiliated issuers	5,513
Securities lending income, net	123
Total investment income	$134,853
Expenses
Investment advisory fee	$67,952
Administrative fee	11,991
Distribution and service fees:
Class A	812
Trustees' fees and expenses	560
Custodian fees	7,835
Transfer agency fees and expenses	3,448
Accounting fees	4,640
Professional fees	55,801
Registration fees	32,906
Reports to shareholders	3,664
Interest expense and fees	1,073
Miscellaneous	7,222
Total expenses	$197,904
Waiver and/or reimbursement of expenses by affiliates	$(107,130)
Net expenses	$90,774
Net investment income	$44,079
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$962,516
Foreign currency transactions	(1,270)
Net realized gain	$961,246
Change in unrealized appreciation (depreciation):
Investment securities	$(219,444)
Foreign currency	1,039
Net change in unrealized appreciation (depreciation)	$(218,405)
Net realized and unrealized gain	$742,841
Net increase in net assets from operations	$786,920
4
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$44,079	$57,961
Net realized gain	961,246	348,928
Net change in unrealized appreciation (depreciation)	(218,405)	1,912,726
Net increase in net assets from operations	$786,920	$2,319,615
Distributions to shareholders:
Class A	$(3,548)	$(732)
Class I	(379,441)	(202,993)
Total distributions to shareholders	$(382,989)	$(203,725)
Capital share transactions:
Class A	$370,768	$35,939
Class I	(1,672,595)	1,521,238
Net increase (decrease) in net assets from capital share transactions	$(1,301,827)	$1,557,177
Net increase (decrease) in net assets	$(897,896)	$3,673,067
Net Assets
At beginning of year	$11,202,827	$7,529,760
At end of year	$10,304,931	$11,202,827
5
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,		Ten Months Ended September 30, 2023	Period Ended November 30, 2022(1)
	2025	2024
Net asset value — Beginning of period	$17.79	$14.33	$14.00	$17.46
Income (Loss) From Operations
Net investment income(2)	$0.08	$0.14	$0.04	$0.04
Net realized and unrealized gain (loss)	1.35	3.62	0.52	(1.98)
Total income (loss) from operations	$1.43	$3.76	$0.56	$(1.94)
Less Distributions
From net investment income	$(0.03)	$(0.03)	$(0.04)	$(0.08)
From net realized gain	(0.62)	(0.27)	(0.19)	(1.44)
Total distributions	$(0.65)	$(0.30)	$(0.23)	$(1.52)
Net asset value — End of period	$18.57	$17.79	$14.33	$14.00
Total Return(3)	8.44%	26.45%	4.12%(4)	(12.48)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$498	$88	$31	$17
Ratios (as a percentage of average daily net assets):(5)
Total expenses	2.21%(6)	2.51%	2.46%(6)(7)	2.91%(7)
Net expenses	1.14%(6)(8)	1.14%(8)	1.21%(6)(7)(8)	1.20%(7)(8)
Net investment income	0.44%	0.86%	0.26%(7)	0.31%(7)
Portfolio Turnover	43%	28%	30%(4)	29%(9)

(1)	For the period from the commencement of operations, December 14, 2021, to November 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of less than 0.005% and 0.01% of average daily net assets for the year ended September 30, 2025 and the ten months ended September 30, 2023, respectively.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee or its advisory and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2025, 2024, the ten months ended September 30, 2023 and the period ended November 30, 2022).
(9)	For the year ended November 30, 2022.
Financial information from December 1, 2021 through the close of business on September 15, 2023 is for the Eaton Vance Focused Global Opportunities Fund, which was reorganized into the Calvert Global Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Focused Global Opportunities Fund had a fiscal year-end of November 30.
6
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,		Ten Months Ended September 30, 2023	Year Ended November 30,
	2025	2024		2022	2021	2020
Net asset value — Beginning of period	$17.81	$14.33	$13.99	$17.25	$13.78	$12.42
Income (Loss) From Operations
Net investment income(1)	$0.08	$0.09	$0.06	$0.08	$0.03	$0.07
Net realized and unrealized gain (loss)	1.39	3.71	0.53	(1.82)	3.49	1.42
Total income (loss) from operations	$1.47	$3.80	$0.59	$(1.74)	$3.52	$1.49
Less Distributions
From net investment income	$(0.11)	$(0.05)	$(0.06)	$(0.08)	$(0.05)	$(0.13)
From net realized gain	(0.62)	(0.27)	(0.19)	(1.44)	—	—
Total distributions	$(0.73)	$(0.32)	$(0.25)	$(1.52)	$(0.05)	$(0.13)
Net asset value — End of period	$18.55	$17.81	$14.33	$13.99	$17.25	$13.78
Total Return(2)	8.66%	26.81%	4.38%(3)	(11.48)%	25.62%	12.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,807	$11,115	$7,499	$9,832	$8,302	$5,801
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.98%(5)	2.27%	2.20%(5)(6)	2.66%	2.32%	2.90%
Net expenses	0.90%(5)(7)	0.89%(7)	0.96%(5)(6)(7)	0.95%(7)	0.95%	0.95%
Net investment income	0.44%	0.56%	0.52%(6)	0.58%	0.18%	0.55%
Portfolio Turnover	43%	28%	30%(3)	29%	57%	54%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes interest expense of 0.01% of average daily net assets for the year ended September 30, 2025 and the ten months ended September 30, 2023.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee or its advisory and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2025, 2024, the ten months ended September 30, 2023 and the year ended November 30, 2022).
Financial information from December 1, 2019 through the close of business on September 15, 2023 is for the Eaton Vance Focused Global Opportunities Fund, which was reorganized into the Calvert Global Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Focused Global Opportunities Fund had a fiscal year-end of November 30.
7
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Global Equity Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
8

Calvert
Global Equity Fund
September 30, 2025
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$173,510	$ —	$173,510
France	—	1,015,988	—	1,015,988
Germany	—	205,453	—	205,453
Hong Kong	—	282,650	—	282,650
India	183,029	—	—	183,029
Japan	—	165,044	—	165,044
Netherlands	—	534,683	—	534,683
Singapore	—	226,525	—	226,525
Switzerland	—	673,436	—	673,436
Taiwan	213,378	—	—	213,378
United Kingdom	—	1,024,601	—	1,024,601
United States	5,590,080	—	—	5,590,080
Total Common Stocks	$5,986,487	$4,301,890(1)	$ —	$10,288,377
Short-Term Investments	$32,458	$ —	$ —	$32,458
Total Investments	$6,018,945	$4,301,890	$ —	$10,320,835

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service
9

Calvert
Global Equity Fund
September 30, 2025
Notes to Financial Statements — continued

providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
I  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.680%
$500 million but less than $1 billion	0.655%
$1 billion but less than $2.5 billion	0.630%
$2.5 billion but less than $5 billion	0.610%
$5 billion and over	0.595%
For the year ended September 30, 2025, the investment advisory fee amounted to $67,952 or 0.68% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the
“Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of
Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $186 relating to the Fund’s investment in the Liquidity Fund.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.14% and 0.89% for Class A and Class I, respectively, of such class’s average daily net assets. This expense reimbursement will remain in effect for a five-year period from September 15, 2023. For the year ended September 30, 2025, CRM and EVAIL waived and/or reimbursed expenses in total of $106,944.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $11,991.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $812 for Class A shares.
10

Calvert
Global Equity Fund
September 30, 2025
Notes to Financial Statements — continued

The Fund was informed that EVD received less than $100 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $1,154 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,214,259 and $5,646,741, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$171,907	$137,314
Long-term capital gains	$211,082	$66,411
During the year ended September 30, 2025, distributable earnings was decreased by $92,879 and paid-in capital was increased by $92,879 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$32,418
Undistributed long-term capital gains	900,508
Net unrealized appreciation	3,087,879
Distributable earnings	$4,020,805
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$7,234,890
Gross unrealized appreciation	$3,366,393
Gross unrealized depreciation	(280,448)
Net unrealized appreciation	$3,085,945
11

Calvert
Global Equity Fund
September 30, 2025
Notes to Financial Statements — continued

5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The Fund did not have any securities on loan at September 30, 2025.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2025. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2025 were $19,836 and 5.33%, respectively. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
7  Affiliated Investments
At September 30, 2025, the value of the Fund’s investment in funds that may be deemed to be affiliated was $32,458, which represents 0.3% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$278,651	$2,419,227	$(2,665,420)	$ —	$ —	$32,458	$5,513	32,458
8  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
12

Calvert
Global Equity Fund
September 30, 2025
Notes to Financial Statements — continued

Transactions in capital shares were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,886	$370,763	16,526	$276,335
Reinvestment of distributions	211	3,548	46	732
Shares redeemed	(219)	(3,543)	(13,804)	(241,128)
Net increase	21,878	$370,768	2,768	$35,939
Class I
Shares sold	23,404	$392,510	123,089	$1,903,840
Reinvestment of distributions	22,613	379,441	12,799	202,993
Shares redeemed	(141,476)	(2,444,546)	(34,994)	(585,595)
Net increase (decrease)	(95,459)	$(1,672,595)	100,894	$1,521,238
At September 30, 2025, EVM owned 86.2% of the value of the outstanding shares of the Fund.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
13

Calvert
Global Equity Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Global Equity Fund and Board of Trustees of Calvert Management Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Global Equity Fund (the “Fund”), one of the funds constituting Calvert Management Series, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended, for the period from December 1, 2022 through September 30, 2023, and for each of the three years in the period ended November 30, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period from December 1, 2022 through September 30, 2023, and for each of the three years in the period ended November 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
14

Calvert
Global Equity Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2025, the Fund designates approximately $109,822, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2025 ordinary income dividends, 22.11% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2025, $990,202 or, if subsequently determined to be different, the net capital gain of such year.
15

Calvert
Global Equity Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

Calvert Management Series held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Calvert Management Series were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	48,470,367	1,173,058
Von M. Hughes	48,252,043	1,391,382
Kim M. Keenan	48,501,573	1,141,852
Eddie Ramos	48,298,927	1,344,498
Carlton M. Waterhouse	48,270,173	1,373,252
Results are rounded to the nearest whole number.
16

Calvert
Global Equity Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
17

Calvert
Global Equity Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Global Equity Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports.  With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.  With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-year period ended December 31, 2024.  This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-year period ended December 31, 2024.  The Board took into the Fund’s limited operating history. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group.  The Board took into account the Adviser’s current undertaking
18

Calvert
Global Equity Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specified asset levels.  Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
19

This Page Intentionally Left Blank

CGLAX-NCSR 9.30.25

Calvert
Global Small-Cap Equity Fund
Annual Financial Statements and
Additional Information
September 30, 2025

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2025
Calvert
Global Small-Cap Equity Fund
Item 8 of Form N-CSR is Not Applicable. For Item 10 of Form N-CSR, see Item 7.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Schedule of Investments

Common Stocks — 97.7%

Security	Shares	Value
Australia — 2.8%
BlueScope Steel Ltd.	3,354	$ 50,380
CAR Group Ltd.	8,161	198,482
Data#3 Ltd.(1)	23,876	145,123
IGO Ltd.(2)	9,284	31,877
Steadfast Group Ltd.	42,175	165,282
		$ 591,144
Belgium — 0.7%
KBC Ancora	1,787	$ 142,029
		$142,029
Bermuda — 0.8%
Hamilton Insurance Group Ltd., Class B(2)	6,872	$170,426
		$170,426
Canada — 3.0%
Agnico Eagle Mines Ltd.	961	$161,859
Allied Properties Real Estate Investment Trust	9,014	134,332
Descartes Systems Group, Inc.(2)	1,537	144,721
Killam Apartment Real Estate Investment Trust	8,461	109,251
Lumine Group, Inc.(2)(3)	2,489	73,398
		$623,561
France — 0.8%
IPSOS SA	3,614	$161,479
		$161,479
Germany — 1.6%
Jenoptik AG	6,179	$125,413
Pfisterer Holding SE(2)	1,542	130,503
Schott Pharma AG & Co. KGaA	3,141	78,211
		$334,127
Italy — 3.7%
Amplifon SpA(1)	9,608	$156,708
BFF Bank SpA(2)(4)	10,017	128,694
Interpump Group SpA	5,226	240,227
Moncler SpA	2,032	119,590
Reply SpA	911	130,041
		$775,260
Japan — 11.4%
Allegro MicroSystems, Inc.(2)	3,096	$90,403
As One Corp.	10,023	166,440
Asahi Intecc Co. Ltd.	5,673	92,188
BayCurrent, Inc.	2,309	135,693
Chiba Bank Ltd.	11,702	122,666
Cosmos Pharmaceutical Corp.	2,876	168,055
Goldwin, Inc.	10,185	173,266
Hikari Tsushin, Inc.	371	103,349
Security	Shares	Value
Japan (continued)
Hoshino Resorts REIT, Inc.	121	$ 220,392
Japan Exchange Group, Inc.	9,726	108,610
JMDC, Inc.	4,416	133,865
Kotobuki Spirits Co. Ltd.	13,387	163,996
Makita Corp.	3,198	103,652
Relo Group, Inc.	17,730	213,803
Riken Keiki Co. Ltd.	4,866	102,546
Sanwa Holdings Corp.	4,297	122,845
USS Co. Ltd.	14,604	167,663
		$2,389,432
Luxembourg — 0.0%†
APERAM SA	273	$8,911
		$8,911
Netherlands — 2.3%
BE Semiconductor Industries NV	440	$65,881
Euronext NV(4)	1,186	177,558
IMCD NV	1,384	143,448
Topicus.com, Inc.(1)(2)	778	83,435
		$470,322
Singapore — 0.4%
Daiwa House Logistics Trust	181,931	$81,847
		$81,847
Spain — 0.7%
Inmobiliaria Colonial Socimi SA(1)	22,939	$150,084
		$150,084
Sweden — 1.0%
AddTech AB, Class B	3,083	$100,291
Boliden AB(2)	451	18,409
Thule Group AB(4)	3,897	95,890
		$214,590
Switzerland — 0.6%
Straumann Holding AG	1,198	$128,432
		$128,432
United Kingdom — 10.9%
Babcock International Group PLC	16,761	$301,538
Cerillion PLC	8,253	167,664
Cranswick PLC	1,746	118,030
Diploma PLC	3,288	235,342
DiscoverIE Group PLC	16,700	133,372
Games Workshop Group PLC	563	110,341
Greggs PLC(1)	5,059	109,495
Hilton Food Group PLC	9,005	81,033
JTC PLC(4)	9,176	163,467
Royalty Pharma PLC, Class A	5,398	190,442
Savills PLC	8,969	115,323

1
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Supermarket Income REIT PLC(1)	101,059	$ 106,778
Volution Group PLC	18,830	160,402
Wise PLC, Class A(2)	9,861	137,465
Zegona Communications PLC(2)	8,696	144,093
		$ 2,274,785
United States — 57.0%
A.O. Smith Corp.	3,836	$ 281,601
AAON, Inc.(1)	1,417	132,404
Addus HomeCare Corp.(2)	1,602	189,020
Advanced Drainage Systems, Inc.	1,132	157,008
AptarGroup, Inc.	2,371	316,908
Aramark	6,861	263,462
Atmus Filtration Technologies, Inc.	4,779	215,485
AZZ, Inc.	1,519	165,768
Badger Meter, Inc.	1,065	190,188
Balchem Corp.	1,129	169,418
Bath & Body Works, Inc.	2,411	62,107
Bright Horizons Family Solutions, Inc.(2)	1,207	131,044
Burlington Stores, Inc.(2)	1,126	286,567
Caris Life Sciences, Inc.(2)	2,223	67,246
CBIZ, Inc.(2)	5,223	276,610
CCC Intelligent Solutions Holdings, Inc.(2)	21,766	198,288
CDW Corp.	808	128,698
Certara, Inc.(2)	5,029	61,454
Chemed Corp.	400	179,096
Church & Dwight Co., Inc.	950	83,249
Cincinnati Financial Corp.	1,346	212,803
Clearwater Analytics Holdings, Inc., Class A(2)	1,730	31,175
Commerce Bancshares, Inc.	6,539	390,771
Core & Main, Inc., Class A(2)	4,243	228,401
CSW Industrials, Inc.	1,032	250,518
Diodes, Inc.(2)	3,006	159,949
Domino's Pizza, Inc.	348	150,235
Donaldson Co., Inc.	3,919	320,770
Dorman Products, Inc.(2)	2,092	326,101
EastGroup Properties, Inc.	983	166,383
Equity LifeStyle Properties, Inc.	3,261	197,943
ESCO Technologies, Inc.	780	164,666
Essential Properties Realty Trust, Inc.	4,269	127,045
Euronet Worldwide, Inc.(2)	2,185	191,865
First American Financial Corp.	2,251	144,604
First Financial Bankshares, Inc.	7,762	261,191
Franklin Electric Co., Inc.	2,789	265,513
Graco, Inc.	2,869	243,750
Group 1 Automotive, Inc.	141	61,689
Hayward Holdings, Inc.(2)	5,968	90,236
HeartFlow, Inc.(2)	1,709	57,525
Hexcel Corp.	2,684	168,287
IDACORP, Inc.	788	104,134
John Wiley & Sons, Inc., Class A	2,056	83,206
Security	Shares	Value
United States (continued)
Kinsale Capital Group, Inc.	310	$ 131,831
Knife River Corp.(2)	1,105	84,941
Lamar Advertising Co., Class A	1,524	186,568
LPL Financial Holdings, Inc.	345	114,778
Manhattan Associates, Inc.(2)	447	91,626
Meritage Homes Corp.	799	57,872
nCino, Inc.(1)(2)	745	20,197
Neurocrine Biosciences, Inc.(2)	1,576	221,239
NiSource, Inc.	2,242	97,079
Nordson Corp.	712	161,588
Novanta, Inc.(2)	825	82,624
NVR, Inc.(2)	17	136,589
ON Semiconductor Corp.(2)	2,549	125,691
Performance Food Group Co.(2)	3,118	324,397
Post Holdings, Inc.(2)	1,174	126,182
Quaker Chemical Corp.(1)	1,350	177,862
Ryan Specialty Holdings, Inc.	2,395	134,982
SouthState Bank Corp.	2,972	293,842
SPS Commerce, Inc.(2)	1,080	112,471
Steven Madden Ltd.(1)	5,361	179,486
Teradyne, Inc.	823	113,278
Tradeweb Markets, Inc., Class A	1,536	170,465
Tyler Technologies, Inc.(2)	142	74,289
Universal Display Corp.	452	64,921
Valvoline, Inc.(2)	7,283	261,533
White Mountains Insurance Group Ltd.	129	215,626
Wyndham Hotels & Resorts, Inc.	2,935	234,507
		$11,950,845
Total Common Stocks (identified cost $16,939,750)		$20,467,274

Short-Term Investments — 2.6%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.05%(5)	545,604	$ 545,604
Total Short-Term Investments (identified cost $545,604)		$ 545,604

Total Investments — 100.3% (identified cost $17,485,354)	$21,012,878
Other Assets, Less Liabilities — (0.3)%	$ (54,778)
Net Assets — 100.0%	$20,958,100

2
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
†	Amount is less than 0.05% or (0.05)%, as applicable.
(1)	All or a portion of this security was on loan at September 30, 2025. The aggregate market value of securities on loan at September 30, 2025 was $1,131,264.
(2)	Non-income producing security.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2025, the aggregate value of these securities is $73,398 or 0.4% of the Fund's net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2025, the aggregate value of these securities is $565,609 or 2.7% of the Fund's net assets.
(5)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of September 30, 2025.
At September 30, 2025, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	24.0%
Financials	17.1
Consumer Discretionary	14.0
Information Technology	12.0
Real Estate	8.6
Health Care	8.2
Consumer Staples	5.1
Materials	4.9
Communication Services	2.8
Utilities	1.0
Total	97.7%
3
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Statement of Assets and Liabilities

September 30, 2025
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $16,939,750) - including $1,131,264 of securities on loan	$20,467,274
Investments in securities of affiliated issuers, at value (identified cost $545,604)	545,604
Cash denominated in foreign currency, at value (cost $3,368)	3,384
Receivable for investments sold	136,368
Receivable for capital shares sold	2,430
Dividends receivable	27,123
Dividends receivable - affiliated	1,402
Securities lending income receivable	191
Tax reclaims receivable	14,974
Receivable from affiliates	15,537
Trustees' deferred compensation plan	90
Total assets	$21,214,377
Liabilities
Payable for investments purchased	$167,964
Payable for capital shares redeemed	74
Payable to affiliates:
Investment advisory fee	13,057
Administrative fee	2,097
Distribution and service fees	3,422
Sub-transfer agency fee	1,185
Trustees' deferred compensation plan	90
Payable for professional fees	49,693
Accrued expenses	18,695
Total liabilities	$256,277
Net Assets	$20,958,100
Sources of Net Assets
Paid-in capital	$15,454,146
Distributable earnings	5,503,954
Net Assets	$20,958,100
Class A Shares
Net Assets	$13,983,701
Shares Outstanding	967,900
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.45
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$15.25
Class C Shares
Net Assets	$600,512
Shares Outstanding	63,206
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.50
4
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Statement of Assets and Liabilities — continued

September 30, 2025
Class I Shares
Net Assets	$6,373,887
Shares Outstanding	420,014
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.18

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Statement of Operations

Year Ended
September 30, 2025
Investment Income
Dividend income (net of foreign taxes withheld of $16,566)	$312,774
Dividend income - affiliated issuers	8,202
Securities lending income, net	1,807
Total investment income	$322,783
Expenses
Investment advisory fee	$167,750
Administrative fee	26,840
Distribution and service fees:
Class A	36,561
Class C	8,076
Trustees' fees and expenses	1,237
Custodian fees	15,863
Transfer agency fees and expenses	30,516
Accounting fees	8,513
Professional fees	56,031
Registration fees	46,544
Reports to shareholders	16,875
Miscellaneous	10,337
Total expenses	$425,143
Waiver and/or reimbursement of expenses by affiliates	$(142,795)
Net expenses	$282,348
Net investment income	$40,435
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$2,537,339
Foreign currency transactions	2,901
Net realized gain	$2,540,240
Change in unrealized appreciation (depreciation):
Investment securities	$(2,939,465)
Foreign currency	426
Net change in unrealized appreciation (depreciation)	$(2,939,039)
Net realized and unrealized loss	$(398,799)
Net decrease in net assets from operations	$(358,364)
6
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Statements of Changes in Net Assets

	Year Ended September 30,
	2025	2024
Increase (Decrease) in Net Assets
From operations:
Net investment income	$40,435	$56,512
Net realized gain	2,540,240	1,189,458
Net change in unrealized appreciation (depreciation)	(2,939,039)	3,978,098
Net increase (decrease) in net assets from operations	$(358,364)	$5,224,068
Distributions to shareholders:
Class A	$(784,938)	$(109,945)
Class C	(63,274)	(2,800)
Class I	(437,509)	(81,172)
Total distributions to shareholders	$(1,285,721)	$(193,917)
Capital share transactions:
Class A	$(1,320,247)	$(2,717,222)
Class C	(273,825)	(45,521)
Class I	(1,769,522)	(366,670)
Net decrease in net assets from capital share transactions	$(3,363,594)	$(3,129,413)
Net increase (decrease) in net assets	$(5,007,679)	$1,900,738
Net Assets
At beginning of year	$25,965,779	$24,065,041
At end of year	$20,958,100	$25,965,779
7
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Financial Highlights

	Class A
	Year Ended September 30,		Eleven Months Ended September 30, 2023	Year Ended October 31,
	2025	2024		2022	2021	2020
Net asset value — Beginning of period	$15.39	$12.63	$12.55	$18.82	$13.99	$14.05
Income (Loss) From Operations
Net investment income (loss)(1)	$0.02	$0.02	$0.06	$0.01	$(0.01)	$0.00(2)
Net realized and unrealized gain (loss)	(0.18)	2.83	0.52	(3.70)	5.00	0.44
Total income (loss) from operations	$(0.16)	$2.85	$0.58	$(3.69)	$4.99	$0.44
Less Distributions
From net investment income	$(0.15)	$(0.09)	$(0.02)	$(0.03)	$(0.01)	$(0.07)
From net realized gain	(0.63)	—	(0.48)	(2.55)	(0.15)	(0.43)
Total distributions	$(0.78)	$(0.09)	$(0.50)	$(2.58)	$(0.16)	$(0.50)
Net asset value — End of period	$14.45	$15.39	$12.63	$12.55	$18.82	$13.99
Total Return(3)	(0.91)%	22.64%	4.69%(4)	(22.54)%	35.88%	2.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,984	$16,290	$15,816	$17,980	$28,269	$21,164
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.95%	2.07%	1.89%(6)	1.83%	1.65%	1.83%
Net expenses	1.31%(7)	1.31%(7)	1.35%(6)(7)	1.35%(7)	1.35%	1.35%
Net investment income (loss)	0.14%	0.16%	0.51%(6)	0.05%	(0.04)%	0.00%(8)
Portfolio Turnover	51%	46%	47%(4)	45%	58%	51%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2025 and 2024, the eleven months ended September 30, 2023 and the year ended October 31, 2022).
(8)	Amount is less than 0.005%.
Financial information from November 1, 2019 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Note 1 to Financial Statements.
8
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Financial Highlights — continued

	Class C
	Year Ended September 30,		Eleven Months Ended September 30, 2023	Year Ended October 31,
	2025	2024		2022	2021	2020
Net asset value — Beginning of period	$10.41	$8.58	$8.72	$13.87	$10.42	$10.59
Income (Loss) From Operations
Net investment loss(1)	$(0.06)	$(0.06)	$(0.02)	$(0.07)	$(0.10)	$(0.08)
Net realized and unrealized gain (loss)	(0.13)	1.92	0.36	(2.60)	3.71	0.34
Total income (loss) from operations	$(0.19)	$1.86	$0.34	$(2.67)	$3.61	$0.26
Less Distributions
From net investment income	$(0.09)	$(0.03)	$ —	$ —	$ —	$ —
From net realized gain	(0.63)	—	(0.48)	(2.48)	(0.16)	(0.43)
Total distributions	$(0.72)	$(0.03)	$(0.48)	$(2.48)	$(0.16)	$(0.43)
Net asset value — End of period	$9.50	$10.41	$8.58	$8.72	$13.87	$10.42
Total Return(2)	(1.66)%	21.70%	3.98%(3)	(23.12)%	34.86%	2.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$601	$955	$827	$1,081	$1,995	$2,202
Ratios (as a percentage of average daily net assets):(4)
Total expenses	2.70%	2.82%	2.64%(5)	2.58%	2.40%	2.58%
Net expenses	2.06%(6)	2.06%(6)	2.10%(5)(6)	2.10%(6)	2.10%	2.10%
Net investment loss	(0.63)%	(0.59)%	(0.24)%(5)	(0.70)%	(0.79)%	(0.75)%
Portfolio Turnover	51%	46%	47%(3)	45%	58%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Annualized.
(6)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2025 and 2024, the eleven months ended September 30, 2023 and the year ended October 31, 2022).
Financial information from November 1, 2019 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Note 1 to Financial Statements.
9
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Financial Highlights — continued

	Class I
	Year Ended September 30,		Eleven Months Ended September 30, 2023	Year Ended October 31,
	2025	2024		2022	2021	2020
Net asset value — Beginning of period	$16.13	$13.23	$13.13	$19.57	$14.53	$14.58
Income (Loss) From Operations
Net investment income(1)	$0.06	$0.06	$0.10	$0.04	$0.04	$0.03
Net realized and unrealized gain (loss)	(0.19)	2.97	0.54	(3.86)	5.20	0.45
Total income (loss) from operations	$(0.13)	$3.03	$0.64	$(3.82)	$5.24	$0.48
Less Distributions
From net investment income	$(0.19)	$(0.13)	$(0.06)	$(0.08)	$(0.04)	$(0.11)
From net realized gain	(0.63)	—	(0.48)	(2.54)	(0.16)	(0.42)
Total distributions	$(0.82)	$(0.13)	$(0.54)	$(2.62)	$(0.20)	$(0.53)
Net asset value — End of period	$15.18	$16.13	$13.23	$13.13	$19.57	$14.53
Total Return(2)	(0.66)%	22.97%	4.94%(3)	(22.34)%	36.28%	3.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,374	$8,721	$7,423	$5,800	$11,906	$8,354
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.70%	1.82%	1.64%(5)	1.58%	1.40%	1.58%
Net expenses	1.06%(6)	1.06%(6)	1.09%(5)(6)	1.10%(6)	1.10%	1.10%
Net investment income	0.37%	0.42%	0.76%(5)	0.27%	0.21%	0.24%
Portfolio Turnover	51%	46%	47%(3)	45%	58%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Annualized.
(6)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2025 and 2024, the eleven months ended September 30, 2023 and the year ended October 31, 2022).
Financial information from November 1, 2019 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Note 1 to Financial Statements.
10
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Global Small-Cap Equity Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term total return. The Fund is the accounting successor to the Eaton Vance Global Small-Cap Equity Fund (the “Predecessor Fund”) pursuant to a reorganization (the “Reorganization”) that took place at the close of business on September 15, 2023. The Fund also inherited the Predecessor Fund's historical performance. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The Fund had no investment operations prior to the Reorganization. Financial information included for periods prior to the Reorganization is that of the Predecessor Fund.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
11

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2025, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$591,144	$ —	$591,144
Belgium	—	142,029	—	142,029
Bermuda	170,426	—	—	170,426
Canada	623,561	—	—	623,561
France	—	161,479	—	161,479
Germany	—	334,127	—	334,127
Italy	—	775,260	—	775,260
Japan	90,403	2,299,029	—	2,389,432
Luxembourg	—	8,911	—	8,911
Netherlands	83,435	386,887	—	470,322
Singapore	—	81,847	—	81,847
Spain	—	150,084	—	150,084
Sweden	—	214,590	—	214,590
Switzerland	—	128,432	—	128,432
United Kingdom	190,442	2,084,343	—	2,274,785
United States	11,950,845	—	—	11,950,845
Total Common Stocks	$13,109,112	$7,358,162(1)	$ —	$20,467,274
Short-Term Investments	$545,604	$ —	$ —	$545,604
Total Investments	$13,654,716	$7,358,162	$ —	$21,012,878

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
12

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Notes to Financial Statements — continued

F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
I  Segment Reporting— During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective(s) is included in Note 1. In connection with the adoption of ASU 2023-07, the Fund’s President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%
For the year ended September 30, 2025, the investment advisory fee amounted to $167,750 or 0.75% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL) to render investment advisory services to the Fund. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2025, the investment advisory fee paid was reduced by $273 relating to the Fund’s investment in the Liquidity Fund.
13

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Notes to Financial Statements — continued

CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.31%, 2.06% and 1.06% for Class A, Class C and Class I respectively, of such class’s average daily net assets. This expense reimbursement will remain in effect for a five-year period from September 15, 2023. For the year ended September 30, 2025, CRM and EVAIL waived and/or reimbursed expenses in total of $142,522.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2025, CRM was paid administrative fees of $26,840.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2025 amounted to $36,561 and $8,076 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $420 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2025. The Fund was also informed that EVD received less than $100 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2025, sub-transfer agency fees and expenses incurred to EVM amounted to $4,357 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $250,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $55,000 ($40,000 prior to January 1, 2025) annual fee, Committee chairs receive an additional $20,000 ($15,000 prior to January 1, 2025) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2025, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $11,310,427 and $16,251,215, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2025 and September 30, 2024 was as follows:
	Year Ended September 30,
	2025	2024
Ordinary income	$255,787	$193,917
Long-term capital gains	$1,029,934	$ —
During the year ended September 30, 2025, distributable earnings was decreased by $144,376 and paid-in capital was increased by $144,376 due to the Fund's use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
14

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Notes to Financial Statements — continued

As of September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$227,649
Undistributed long-term capital gains	2,034,414
Net unrealized appreciation	3,241,891
Distributable earnings	$5,503,954
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2025, as determined on a federal income tax basis, were as follows:
Aggregate cost	$17,771,898
Gross unrealized appreciation	$4,197,080
Gross unrealized depreciation	(956,100)
Net unrealized appreciation	$3,240,980
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2025, the total value of securities on loan was $1,131,264 and the total value of collateral received was $1,179,965, comprised of U.S. government and/or agencies securities.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2025. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2025. Effective October 21, 2025, the Fund renewed its line of credit agreement, which expires October 20, 2026, at substantially the same terms.
15

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Notes to Financial Statements — continued

7  Affiliated Investments
At September 30, 2025, the value of the Fund’s investment in funds that may be deemed to be affiliated was $545,604, which represents 2.6% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2025 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$300,524	$5,670,604	$(5,425,524)	$ —	$ —	$545,604	$8,202	545,604
8  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2025		Year Ended September 30, 2024
	Shares	Amount	Shares	Amount
Class A
Shares sold	43,812	$626,440	41,358	$580,254
Reinvestment of distributions	51,292	715,519	7,209	101,437
Shares redeemed	(185,472)	(2,662,206)	(242,388)	(3,398,913)
Net decrease	(90,368)	$(1,320,247)	(193,821)	$(2,717,222)
Class C
Shares sold	1,045	$9,806	6,574	$61,299
Reinvestment of distributions	6,786	62,636	293	2,800
Shares redeemed	(36,344)	(346,267)	(11,463)	(109,620)
Net decrease	(28,513)	$(273,825)	(4,596)	$(45,521)
Class I
Shares sold	56,464	$847,008	185,279	$2,647,685
Reinvestment of distributions	29,699	434,206	5,438	79,990
Shares redeemed	(206,786)	(3,050,736)	(211,085)	(3,094,345)
Net decrease	(120,623)	$(1,769,522)	(20,368)	$(366,670)
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
16

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Report of Independent Registered Public Accounting Firm

To the Shareholders of Calvert Global Small-Cap Equity Fund and Board of Trustees of Calvert Management Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Global Small-Cap Equity Fund (the “Fund”), one of the funds constituting Calvert Management Series, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended, for the period from November 1, 2022 through September 30, 2023, and for each of the three years in the period ended October 31, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period from November 1, 2022 through September 30, 2023, and for each of the three years in the period ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 20, 2025
We have served as the auditor of one or more Calvert investment companies since 2021.
17

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2025, the Fund designates approximately $262,154, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2025 ordinary income dividends, 41.03% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2025, $2,316,107 or, if subsequently determined to be different, the net capital gain of such year.
18

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Special Meeting of Shareholders (Unaudited)

Calvert Management Series held a Special Meeting of Shareholders on June 16, 2025 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Calvert Management Series were as follows:
	Number of Shares
Nominee for Trustee	For	Withheld
Karen Fang	48,470,367	1,173,058
Von M. Hughes	48,252,043	1,391,382
Kim M. Keenan	48,501,573	1,141,852
Eddie Ramos	48,298,927	1,344,498
Carlton M. Waterhouse	48,270,173	1,373,252
Results are rounded to the nearest whole number.
19

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 9-10, 2025, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
20

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Global Small-Cap Equity Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and a comparative benchmark index. The Board’s review included comparative performance data for the one-year period ended December 31, 2024. This performance data indicated that the Fund had outperformed the median of its peer universe for the one-year period ended December 31, 2024. This data also indicated that the Fund had underperformed its benchmark index for the one-year period ended December 31, 2024. The Board took into account the Fund’s limited operating history, noting that the Fund was created in connection with the September 15, 2023 reorganization of Eaton Vance Global Small-Cap Fund (the “Predecessor Fund”), with and into the Fund. The Board considered that while the Fund is the accounting successor of the Predecessor Fund, the Predecessor Fund did not follow the Calvert Principles for Responsible Investment and, accordingly, the past performance of the Predecessor Fund may not be indicative of how the Fund may have performed. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
21

Calvert
Global Small-Cap Equity Fund
September 30, 2025
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser had waived or reimbursed a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specified asset levels. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
22

CSMAX-NCSR 9.30.25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calvert Management Series

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date: November 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date: November 24, 2025

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date: November 24, 2025